UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-21726

360 Funds

(Exact name of registrant as specified in charter)

4520 Main Street, Suite 1425 Kansas City, MO	64111
(Address of principal executive offices)	(Zip code)

Matrix 360 Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

(Name and address of agent for service)

Registrant's telephone number, including area code: 877-244-6235

Date of fiscal year end:  02/28/2015

Date of reporting period: 02/28/2015

ITEM 1.	REPORTS TO SHAREHOLDERS

The Annual report to Shareholders of the Snow Capital Funds, series of the 360 Funds (the “registrant”) for the period ended February 28, 2015 pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”), as amended (17 CFR 270.30e-1) is filed herewith.

Snow Capital Focused Value Fund
Class A Shares (Ticker Symbol: SFOAX)
Class I Shares (Ticker Symbol: SFOIX)

Snow Capital Hedged Equity Fund
Class A Shares (Ticker Symbol: SHEAX)
Class I Shares (Ticker Symbol: SHEIX)

Snow Capital Market Plus Fund
Class A Shares (Ticker Symbol: SPLAX)
Class I Shares (Ticker Symbol: SPLIX)

Snow Capital Inflation Advantaged Equities Fund
Class A Shares (Ticker Symbol: SIAAX)
Class I Shares (Ticker Symbol: SIAIX)

Snow Capital Dividend Plus Fund
Class A Shares (Ticker Symbol: SDPAX)
Class I Shares (Ticker Symbol: SDPIX)

Snow Capital Mid Cap Value Fund
Class A Shares (Ticker Symbol: SNMAX)
Class I Shares (Ticker Symbol: SNMIX)

each a series of the
360 Funds

ANNUAL REPORT
February 28, 2015

Investment Adviser

Snow Capital Management L.P.
2000 Georgetowne Drive, Suite 200
Sewickley, Pennsylvania 15143

TABLE OF CONTENTS

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE	2
INVESTMENT HIGHLIGHTS	17
SCHEDULES OF INVESTMENTS	26
STATEMENTS OF ASSETS AND LIABILITIES	41
STATEMENTS OF OPERATIONS	43
STATEMENTS OF CHANGES IN NET ASSETS	45
FINANCIAL HIGHLIGHTS	51
NOTES TO FINANCIAL STATEMENTS	57
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	69
ADDITIONAL INFORMATION	70
EXPENSE EXAMPLES	74
BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENT	77

Dear Shareholder:

The 15.5% return for the S&P 500 Index (“S&P 500”) over the past year ended Febrary 28, 2015 has once again taken investors by surprise. In the 1950s, investors quipped that “the market climbs a wall of worry” as they watched equities rise despite widespread concern that the end of World War II would drive the country back into the Great Depression. It took a dozen years for that bull market to play out. Today, seven years after the financial crisis, we cannot seem to shake the fear of systemic failure and lost retirements, of frauds, bubbles and bankruptcies. And yet the market climbs to new highs, resiliently barreling past all macroeconomic obstacles.

Not all stocks are outperforming. The markets have been led by a very narrow group of companies in the most recent year making outperformance of the S&P 500 very difficult for active managers. A number of factors have contributed to this phenomenon including falling interest rates, a rapidly rising U.S. dollar, a mania for dividend paying non-cyclical stocks and relatively high valuations. One of the stocks leading the charge for this narrow group is Apple (AAPL). Apple alone represented 11.2% of the S&P 500 Index’s return for the trailing year ended February 2015. The combination of high valuation Consumer Staples stocks and Apple constituted 25% of the return for the S&P 500 Index, presenting a relative return problem for value conscious investors. Such momentum-driven markets generally occur during the latter part of an investment cycle.

Many equity investors are narrowly focused on “safe” equities that offer “high quality” and higher yield at any valuation, particularly stocks in the non-cyclical sectors of Consumer Staples and Utilities. The Consumer Staples sector has outperformed the S&P 500 by 59.5% from August 2007 to February 2015, more than 4.4% annually over the time period. This same sector outperformed the S&P 500 in the trailing one-year period from February 2014 to February 2015 by 5.7%.

The Consumer Staples sector is the home for such household names as Clorox (CLX), Colgate-Palmolive (CL) and Costco (COST). The entire sector trades at a price to earnings (P/E) ratio of 21.7 times trailing twelve month earnings as of the end of February 2015. Blue chip names like Clorox, Colgate-Palmolive and Costco trade at valuations even higher than the sector group (22.9 times, 23.2 times, and 27.1 times, respectively). This compares to a P/E of 18.9 times trailing earnings for the S&P 500 index as a whole. Such a high relative valuation in a sector is not uncommon but is usually a sign of depressed earnings or the anticipation of future growth in earnings. In this case, investors seem to be drawn to the dividend yield as well as the low, slow and steady growth of these companies – so much so that they trade at a 15% premium to the S&P 500 Index on average despite analyst growth estimates for the next 3 to 5 years that indicate 5% slower growth.

The Utilities sector outperformed every sector in the S&P 500 in 2014. With a Fed rate hike looming and concerns over the sector being overvalued, 2015 poses some challenges for the sector as it outperformed the S&P 500 by a comparatively paltry 0.2% in the trailing one year period and is generating a dividend yield of only 3.5% as of the end of February 2015, which is substantially lower than its long-term average of 4.5%. Given the historical correlation between the Utilities sector earnings yield and the yield of the ten-year U.S. Treasury, one could assume that a mere one-percent rise in yield of the ten-year Treasury could push the P/E ratio for the Utilities sector down by an equal amount. Assuming no change to earnings, such a change in P/E would result in approximately a 28% drop in market price for the constituents of that sector. This could be a large risk for the potential to earn a 3.5% dividend yield in that sector.

Beyond the largest and the “safest” stocks in the market, investors are hesitant to hold equities. Proof of this fear of equities can be found in the mutual fund flow data as reported by the Investment Company Institute (ICI). Since August of 2007, domestic equity mutual funds have seen cumulative withdrawals of approximately $640 billion. Compare that to approximately $1,048 billion of inflows into bond mutual funds and $225 billion of inflows into hybrid (balanced or alternative) mutual funds.

This massive shift in assets is perverse. While such a move might suggest risk aversion, the crowding of the bond market would appear to have exposed a large number of investors to a potential long-term bottom in interest rates. In fact, many are reporting that the recent low rates experienced by the United States 10-year Treasury and the 10-year German Bund signify lows in interest rates not seen in the hundreds of years of estimated data. The risk of owning bonds in today’s environment may be more significant than bondholders estimate.

We are not proposing that there is a bubble in supposedly “safe” assets but all the warning signs seem to be in place for rising rates for the intermediate to long term. The recent low 10-year U.S. Treasury yield of 1.6% on January 30, 2015 was a very quick dip in yields that failed to match the July 2012 all-time low of 1.4%.

With a massive outflow from domestic equities as a backdrop, one would assume very poor returns over the same time period. However, from the end of August 2007 to the end of February 2015 the S&P 500 has returned 7.2% annualized largely driven by the Health Care, Consumer Discretionary and Consumer Staples sectors. Meanwhile the 10-year U.S. Treasury note has declined in yield by approximately 56%. The Bloomberg/EFFAS Index of 7-10 year U.S. government bonds has produced an annualized return of 6.4% over the same time period. Despite massive inflows into bonds and outflows from equities, the returns of both assets have been positive and similar.

There are strong cross currents in the economy as the nation’s factories contend with weaker equipment demand. Lower energy prices are hurting industries exposed to oil and export markets are soft due to the recent sharp rise in the value of the U.S. dollar. Meanwhile, consumers are benefiting as the strong dollar reduces prices for imports and relief at the pump provides additional discretionary income. In addition, sustained job creation, the falling unemployment rate and lower commodity prices should bode well for consumer spending.

The 2014 calendar year fourth quarter earnings for S&P 500 Index companies are again exceeding analysts’ expectations by more than 5%. Sales are also beating expectations, up 1.6% for the period. Valuations are on the high end of the reasonable range, with the index trading at about 17 times expected 2016 operating earnings. Earnings growth exceeds sales growth, as profit margins continue to trend higher and buybacks reduce share count, but the strong U.S. dollar presents a headwind to future earnings growth, particularly for large multinational corporations. We continue to find many attractive investment opportunities in U.S. stocks.

At Snow Capital Management L.P. (“Snow Capital” the “Firm,” “we,” “our”), we remain bottom-up fundamental stock pickers; we do not time the market. We stay fully invested at all times. Being fully invested when an unexpected market moving event produces short-term losses and can be difficult to endure, but one does not realize long-term returns by continually trying to guess the next market move. Real wealth is built over long periods of time by sticking to an investment discipline, both in good times and bad.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. The funds all implement the same investment process. Your financial professional can help you determine which fund is best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Focused Value Fund

How did the Fund perform?

For the fiscal year ended February 28, 2015, the return for Class I shares return was 9.21% compared to a return of 13.49% for the Russell 1000 Value Total Return Index. For the six-month period ended February 28, 2015, the Class I shares for the Snow Capital Focused Value Fund recorded a return of -3.34% compared to a return of 3.48% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Snow Capital Focused Value Fund’s portfolio includes a concentrated group of 18 to 24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the full year, the Information Technology, Health Care, Consumer Discretionary, Financials, Utilities, and Industrials sectors added to overall performance.

The best performing stock was Spirit AeroSystems (SPR), a tier one aerospace supplier. After years of disappointments, SPR has reported several quarters of consistent topline growth, solid earnings, and free cash flow generation, greatly improving investor sentiment. Management will reveal its plans for the increased free cash flow in 2015, with M&A, dividends, and/or share repurchases all under consideration. Community Health Systems (CYH), a hospital operator, benefitted from trends that are playing out due to the implementation of The Affordable Care Act. The company is also realizing significant synergies from their acquisition of Health Management Associates, which was purchased in early 2014. PBF Energy (PBF) outperformed during the quarter, as the company benefitted from flexible crude-oil processing capacity. Higher than anticipated throughput and above market gross margins also contributed to PBF’s strong operating performance. Health Net (HNT), a managed care company, steadily increased throughout the year on solid membership and higher earnings. An initiative to save up to $200 million over three years by streamlining back office operations was well received by investors. Voya Financial (VOYA) surpassed low expectations and increased their long-term return on equity target to 14% after reaching their initial goal of 12-13% in 2014. The company has sound capital levels and is actively repurchasing shares with the stock trading at a discount to tangible book value.

Top Detractors from the Fund’s Return

For the full year, the Energy and Materials sectors detracted from overall performance. The worst performing stock was Tidewater (TDW), a provider of offshore supply vessels and services for the energy industry, declined with the offshore rig count as customers adjusted to lower oil prices. Abercrombie & Fitch (ANF) fired their dominant CEO Mike Jeffries after several years of disappointing results and significant turnover on the Board. The stock was weak as investors prepared for a longer road to recovery, which has been impeded by promotional activity, significant merchandise changes, and a strong US dollar. British Petroleum (BP) fell with the global drop in oil prices. Exposure to Russia through the company’s 20% stake in Rosneft, Russia’s state-owned oil company, has also negatively impacted earnings and sentiment as sanctions punished the Ruble. Kennametal, Inc. (KMT) disappointed on a combination of macro headwinds, including weakness in the Euro, oil and gas price erosion, softening infrastructure demand, and exchange rate fluctuations. A combination of these factors led management to revise guidance downward just one quarter after issuing their projections. Genworth Financial (GNW), a multi-line insurance company, declined after reporting an increase in long-term care reserves. Reserve adjustments in the most recent quarter were better than expected, providing some support for the stock

Were there significant changes to the portfolio?

As of February 28, 2015, the Fund held an overweight position in the Consumer Discretionary, Industrials, Information Technology, Financials, Materials, and Energy sectors compared to the Russell 1000 Value Total Return Index. The Fund held below average positions in the Health Care sector while maintaining no position in Consumer Staples, Utilities, or Telecommunications.

We reduced our exposure to Energy, Health Care, Utilities, and Materials while increasing our investments in Financials, Consumer Discretionary, Information Technology, and Industrials during the fiscal year.

Snow Capital Focused Value Fund (continued)

Comments on the Fund’s Five Largest Holdings

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry. We think JPM should benefit from rising interest rates and reduced overhead costs as well as stabilized credit trends and a well-capitalized balance sheet. With most of its legal woes behind it and ever-increasing clarity on capital regulations, we believe investor sentiment will improve over time.

British Petroleum (BP)

Since the Deepwater Horizon spill, BP has aggressively shed assets to bolster the balance sheet and to reinvest in attractive growth areas. While production growth may be challenging in the short term, we believe the company has set the stage for strong, higher margin production in the future.

Rio Tinto PLC (RIO)

A low cost producer of iron ore, RIO is a diversified mining company that stands to benefit from China’s urbanization even as iron ore prices remain suppressed. The new CEO has done well to manage costs, reducing capital expenditures by over half the $17 Billion spent in 2012.

MetLife, Inc (MET)

A market leader in the life insurance industry, MET should benefit from rising demand for life insurance in emerging markets and variable annuity products that mitigate the risk of volatile equity market returns for investors near or in retirement. The company is well-capitalized, actively repurchases shares, and would benefit from an increase in interest rates.

Teva Pharmaceutical Industries (TEVA)

The world’s largest generic pharmaceutical company, TEVA should benefit from an aging population that faces rising health care costs. Branded pharmaceuticals are set to lose patent protection at a historic rate, and TEVA is well-positioned to effectively gain market share. TEVA also has a growing biosimilar portfolio.

Snow Capital Hedged Equity Fund

How did the Fund perform?

For the year period ended February 28, 2015, the return for Class I shares return was 7.62% compared to a return of 15.51% for the S&P 500 Total Return Index, 13.49% for the Russell 1000 Value Total Return Index and 1.38% for the HFRX Equity Hedge Index. For the six-month period ended February 28, 2015, the Snow Capital Hedged Equity Fund Class I shares recorded a return of -2.77% compared to a return of 6.12% for the S&P 500 Total Return Index, 3.48% for the Russell 1000 Value Total Return Index and 1.66% for the HFRX Equity Hedge Index.

How is the Fund managed?

We employ a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Snow Capital Hedged Equity Fund will invest primarily in equity securities, that Snow Capital believes are undervalued and selling short equity securities the Firm believes are overvalued.

Under normal market conditions, the Fund will invest approximately 80 to100% of its net assets in long equity securities, or other similar investments. Using a bottom-up approach that seeks to identify companies that the Firm believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion leading to higher stock price valuations. The Fund may invest in securities of companies of any size and is not managed toward sector or industry weights.

The Fund will also sell securities short. Under normal market conditions, short sales will typically represent 20 to 40% of net assets. The Fund will employ short positions in an attempt to increase returns and/or to reduce risk. Short sales are placed after performing a bottom-up approach, and it is believed that the price of a particular security is overvalued.

Top Positive Contributors to the Fund’s Return

For the full year, the Information Technology, Health Care, Consumer Discretionary, Financials, Utilities, and Industrials sectors added to overall performance.

In order of magnitude, the best performing stock for the year was Spirit AeroSystems (SPR), a tier one aerospace supplier. After years of disappointments, SPR has reported several quarters of consistent topline growth, solid earnings, and free cash flow generation, greatly improving investor sentiment. Management will reveal its plans for the increased free cash flow in 2015, with M&A, dividends, and/or share repurchases all under consideration. Health Net (HNT), a managed care company, steadily increased throughout the year on solid membership and higher earnings. An initiative to save up to $200 million over three years by streamlining back office operations was well received by investors. Symantec Corporation (SYMC) delivered solid, steady results throughout the year, as the implementation of a restructuring plan announced in 2013 began to improve margins. The separation of the salesforce into new business and renewal teams led to improved results, particularly in North America. Broadcom (BRCM) positively contributed to the Fund’s return as Investors cheered the announcement that the company would discontinue their unprofitable Cellular Baseband business. BRCM also reported continued strong results in their Broadband and Connectivity segments, which drove earnings higher throughout 2014. Community Health Systems (CYH), a hospital operator, benefitted from trends that are playing out due to the implementation of The Affordable Care Act. The company is also realizing significant synergies from their acquisition of Health Management Associates, which was purchased in early 2014.

Top Detractors from the Fund’s Return

For the full year, Energy and Materials detracted from overall performance. In order of magnitude, the worst performing stock over the last year was Tidewater (TDW), a provider of offshore supply vessels and services for the energy industry, declined with the offshore rig count as customers adjusted to lower oil prices. British Petroleum (BP) fell with the global drop in oil prices. Exposure to Russia through the company’s 20% stake in Rosneft, Russia’s state-owned oil company, has also negatively impacted earnings and sentiment as sanctions punished the Ruble. Kennametal Inc. (KMT) disappointed on a combination of macro headwinds, including weakness in the Euro, oil and gas price erosion, softening infrastructure demand, and exchange rate fluctuations. A combination of these factors led management to revise guidance downward just one quarter after issuing their projections. KBR, Inc. (KBR), an engineering and construction company, was impacted by lower oil prices and cost overruns in its Canadian segment. We exited the position during the year in response to growing headwinds in LNG and energy markets. Abercrombie & Fitch (ANF) fired their dominant CEO Mike Jeffries after several years of disappointing results and significant turnover on the Board. The stock was weak as investors prepared for a longer road to recovery, which has been impeded by promotional activity, significant merchandise changes, and a strong US dollar.

Snow Capital Hedged Equity Fund (continued)

Were there significant changes to the portfolio?

As of February 28, 2015, the Fund held an overweight in the Consumer Discretionary, Information Technology, Industrials, and Materials sectors compared to the Russell 1000 Value Total Return Index. The Fund held below average positions in the Financials, Utilities, Health Care, Consumer Staples, and Energy sectors while maintaining no position in Telecommunications.

We reduced our exposure to Health Care, Energy, Utilities, Materials, and Industrials and increased our investments in Financials, Consumer Discretionary, Information Technology, and Consumer Staples during the fiscal year.

Comments on the Fund’s Five Largest Holdings

Teva Pharmaceutical Industries (TEVA)

The world’s largest generic pharmaceutical company, TEVA should benefit from an aging population that faces rising health care costs. Branded pharmaceuticals are set to lose patent protection at a historic rate, and TEVA is well-positioned to effectively gain market share. TEVA also has a growing biosimilar portfolio.

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry. We think JPM should benefit from rising interest rates and reduced overhead costs as well as stabilized credit trends and a well-capitalized balance sheet. With most of its legal woes behind it and ever-increasing clarity on capital regulations, we believe investor sentiment will improve over time.

Community Health Systems (CYH)

A strong operator of non-urban hospitals, CYH should benefit from increased access to health insurance through the Affordable Care Act. Reduced exposure to bad debt due to expanding coverage coupled with positive long-term demographic trends should be a net benefit to the company. Integration synergies from CYH’s purchase of Health Management Associates will provide cost savings in the near term.

Macy’s Inc (M)

After delivering on a sales and margin recovery plan, M still has significant opportunities for sales growth through store optimization and online channels. The company pays a dividend, actively repurchases shares, and continues to trade at a discount to peers.

Consumer Staples Select Sector SPDR (XLP)

Consumer Staples Select Sector SPDR Fund (XLP) is an exchange-traded fund that tracks The Consumer Staples Select Sector Index. The ETF holds large cap consumer staples stocks.

Snow Capital Market Plus Fund

How did the Fund perform?

For the fiscal year ended February 28, 2015, the return for Class I shares return was 10.73% compared to a return of 12.70% for the Russell 3000 Value Total Return Index. For the six-month period ended February 28, 2015, the Snow Capital Market Plus Fund Class I shares recorded a return of -0.61% compared to a return of 3.39% for the Russell 3000 Value Total Return Index.

How is the Fund managed?

The Snow Capital Market Plus Fund typically maintains a portfolio of 50 to 80 U.S.-listed securities. The Fund invests approximately 50% of its net assets in equity securities of companies that are among the top 300 securities by weighting in the Russell 3000 Value Total Return Index. The Fund invests in each of the top 20 securities by weighting in the Russell 3000 Value Total Return Index. We use fundamental analysis and valuation techniques to determine an optimum weight for each position.

With respect to its remaining 50% of assets, the Fund mirrors the Snow Capital Focused Value strategy. Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Focused Value strategy’s portfolio includes a concentrated group of 18 to 24 stocks that is assembled using a collaborative approach, with weekly input from analysts and portfolio managers. Positions are conviction weighted to reflect potential upside and near-term catalysts.

Top Positive Contributors to the Fund’s Return

For the full year, the Information Technology, Health Care, Financials, Consumer Discretionary, Utilities, Consumer Staples, Industrials, and Telecommunications sectors added to overall performance.

The Fund’s top contributor was Spirit AeroSystems (SPR), a tier one aerospace supplier. After years of disappointments, SPR has reported several quarters of consistent topline growth, solid earnings, and free cash flow generation, greatly improving investor sentiment. Management will reveal its plans for the increased free cash flow in 2015, with M&A, dividends, and/or share repurchases all under consideration. Intel (INTC) outperformed the market on higher shipments of PCs and tablets. The company’s Data Center business also exceeded expectations on strong sales to cloud customers. Community Health Systems (CYH), a hospital operator, benefitted from trends that are playing out due to the implementation of The Affordable Care Act. The company is also realizing significant synergies from their acquisition of Health Management Associates, which was purchased in early 2014. J.P. Morgan Chase (JPM) continues to bolster capital levels, manage costs, and produce solid results despite an uncertain regulatory environment. Still trading a discount to its peers, we believe fears over legal costs and headline risk may be overwrought. PBF Energy (PBF) outperformed during the quarter, as the company benefitted from flexible crude-oil processing capacity. Higher than anticipated throughput and above market gross margins also contributed to PBF’s strong operating performance.

Top Detractors from the Fund’s Return

For the full year, Energy and Materials detracted from overall performance. The worst performing stock over the last year was Tidewater (TDW), a provider of offshore supply vessels and services for the energy industry, declined with the offshore rig count as customers adjusted to lower oil prices. Abercrombie & Fitch (ANF) fired their dominant CEO Mike Jeffries after several years of disappointing results and significant turnover on the Board. The stock was weak as investors prepared for a longer road to recovery, which has been impeded by promotional activity, significant merchandise changes, and a strong U.S. dollar. British Petroleum (BP) fell with the global drop in oil prices. Exposure to Russia through the company’s 20% stake in Rosneft, Russia’s state-owned oil company, has also negatively impacted earnings and sentiment as sanctions punished the Ruble. KBR Inc. (KBR), an engineering and construction company, was impacted by lower oil prices and cost overruns in its Canadian segment. We exited the position during the year in response to growing headwinds in LNG and energy markets. Kennametal Inc. (KMT) disappointed on a combination of macro headwinds, including weakness in the Euro, oil and gas price erosion, softening infrastructure demand, and exchange rate fluctuations. A combination of these factors led management to revise guidance downward just one quarter after issuing their projections.

Were there significant changes to the portfolio?

As of February 28, 2015, the Fund held an overweight position in the Energy, Industrials, Information Technology, and Consumer Discretionary sectors compared to the Russell 3000 Value Total Return Index. The Fund held below average positions in the Utilities, Consumer Staples, Health Care, Telecommunications, Financials, and Materials sectors.

We reduced our exposure to Energy, Health Care, Utilities, and Materials and increased our investments in Industrials, Financials, Consumer Discretionary, Consumer Staples, Information Technology, and Telecommunications during the fiscal year.

Snow Capital Market Plus Fund (continued)

Comments on the Fund’s Five Largest Holdings

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry. We think JPM should benefit from rising interest rates and reduced overhead costs as well as stabilized credit trends and a well-capitalized balance sheet. With most of its legal woes behind it and ever-increasing clarity on capital regulations, we believe investor sentiment will improve over time.

Bank of America (BAC)

One of the largest financial institutions in the United States, we believe that BAC will benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

Exxon Mobil Corporation (XOM)

The largest position in the Russell 3000-Value, XOM is a global petroleum and petrochemicals exploration and production company. XOM continues to focus on fundamentals in the current low price environment, selectively investing while growing higher margin production.

British Petroleum (BP)

Since the Deepwater Horizon spill, BP has aggressively shed assets to bolster the balance sheet and to reinvest in attractive growth areas. While production growth may be challenging in the short term, we believe the company has set the stage for strong, higher margin production in the future.

Rio Tinto PLC (RIO)

A low cost producer of iron ore, RIO is a diversified mining company that stands to benefit from China’s urbanization even as iron ore prices remain suppressed. The new CEO has done well to manage costs, reducing capital expenditures by over half the $17 Billion spent in 2012.

Snow Capital Inflation Advantaged Equities Fund

How did the Fund perform?

For the fiscal year ended February 28, 2015, the return for Class I shares return was 9.36% compared to a return of 14.12% for the Russell 3000 Total Return Index. For the six-month period ended February 28, 2015, the Snow Capital Inflation Advantage Fund Class I shares recorded a return of -0.81% compared to a return of 5.98% for the Russell 3000 Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance, seeking to yield a portfolio that is amply diversified across a wide spectrum of economic classifications and sectors. The Snow Capital Inflation Advantaged Equities Fund typically maintains a portfolio between 30 and 50 securities with a focus on companies who may prosper from inflation, evidenced by growing revenues, expanding margins, or other drivers of income. Inflation may be driven by macroeconomic factors, but it can also be company or sector specific, enabling a broad array of investment candidates in any economic environment. Under normal market conditions, at least 80% of the Fund’s net assets are invested in equity securities of companies with market capitalizations greater than $1 billion, and up to 15% of its net assets may be invested in U.S. Government or U.S agency obligations.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Health Care, Consumer Staples, Materials, Industrials, Consumer Discretionary, Information Technology, and Utilities sectors added to overall performance.

The best performing stock was Health Net (HNT), a managed care company, steadily increased throughout the year on solid membership and higher earnings. An initiative to save up to $200 million over three years by streamlining back office operations was well received by investors. Target Corp. (TGT) exited their unprofitable Canada business as new CEO Brian Cornell began to implement his turnaround plan. Results were solid, and concerns over the liability of the data breach in late 2013 began to dissipate. Protective Life Corp. (PL), a life insurance company, was acquired by Tokyo based Dai-ichi for $70 per share in the summer of 2014, representing a 35% premium. Community Health Systems (CYH), a hospital operator, benefitted from trends that are playing out due to the implementation of The Affordable Care Act. The company is also realizing significant synergies from their acquisition of Health Management Associates, which was purchased in early 2014. OmniVision Technologies (OVTI) disclosed a non-binding acquisition proposal from a Beijing based investment manager in August for $29/share in cash, and the company is still reviewing the offer. Results also drove outperformance, as OVTI, a provider of image sensors, benefitted from smartphone growth in China and India.

Top Detractors from the Fund’s Return

For the full year, Energy was the only sector to detract from performance. The worst performing stock was McDermott International (MDR), a worldwide energy services company, which was negatively impacted by falling global oil prices which delayed the company’s turn-around. We sold the position during the year in response to lower oil prices and balance sheet deterioration. Freeport-McMoRan (FCX), an international miner of copper, gold, and other minerals detracted on global copper price weakness. The company also operates an oil and gas business that has been hurt by the fall in energy prices. British Petroleum (BP) fell with the global drop in oil prices. Exposure to Russia through the company’s 20% stake in Rosneft, Russia’s state-owned oil company, has also negatively impacted earnings and sentiment as sanctions punished the Ruble. Kennametal, Inc. (KMT) disappointed on a combination of macro headwinds, including weakness in the Euro, oil and gas price erosion, softening infrastructure demand, and exchange rate fluctuations. A combination of these factors led management to revise guidance downward just one quarter after issuing their projections. Johnson Controls (JCI) disappointed due to some weakness in some of their end markets and concerns over the short term impacts of some restructuring initiatives put in place by new CEO Alex Molinari. The Fund exited the position in October.

Were there significant changes to the portfolio?

As of February 28, 2015, the Fund held an overweight position the Materials, Financials, Energy, and Industrials sectors compared to the Russell 3000 Total Return Index. The Fund held below average positions in the Consumer Discretionary, Health Care, Utilities, and Consumer Staples sectors while maintaining no position in Information Technology or Telecommunications.

We reduced our exposure to Energy, Consumer Staples, Health Care, and Utilities and increased our investments in Materials, Consumer Discretionary, Financials, and Industrials during the fiscal year.

Snow Capital Inflation Advantaged Equities Fund (continued)

Comments on the Fund’s Five Largest Holdings

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry. We think JPM should benefit from rising interest rates and reduced overhead costs as well as stabilized credit trends and a well-capitalized balance sheet. With most of its legal woes behind it and ever-increasing clarity on capital regulations, we believe investor sentiment will improve over time.

Hartford Financial Services (HIG)

Once one of the largest life insurance companies in the United States, Hartford Financial Services Group has transformed itself into a stable property and casualty business focused on personal lines, small business, and middle markets. HIG’s new management team is focused on risk control, expense reduction, improved underwriting, and capital returns for shareholders.

MetLife, Inc (MET)

A market leader in the life insurance industry, MET should benefit from rising demand for life insurance in emerging markets and variable annuity products that mitigate the risk of volatile equity market returns for investors near or in retirement. The company is well-capitalized, actively repurchases shares, and would benefit from an increase in interest rates.

E.I. du Pont de Nemours and Company (DD)

Global chemical and life sciences company DD harnesses science to address issues such as food security and renewable energy. Recently corporate activists have become involved in the name, as they look to maximize shareholder value. The company has returned over $10 billion to shareholders over the last five years in dividends and stock repurchases.

British Petroleum (BP)

Since the Deepwater Horizon spill, BP has aggressively shed assets to bolster the balance sheet and to reinvest in attractive growth areas. While production growth may be challenging in the short term, we believe the company has set the stage for strong, higher margin production in the future.

Snow Capital Dividend Plus Fund

How did the Fund perform?

For the fiscal year ended February 28, 2015, the return for Class I shares return was 11.21% compared to a return of 13.49% for the Russell 1000 Value Total Return Index. For the six-month period ended February 28, 2015, the Snow Capital Dividend Plus Fund Class I shares recorded a return of -0.25% compared to a return of 3.48% for the Russell 1000 Value Total Return Index.

How is the Fund managed?

Snow Capital invests using a contrarian relative value process that is rooted in fundamental analysis and behavioral finance. The Snow Capital Dividend Plus Fund builds on our bottom-up value process with an emphasis on both income and capital appreciation. The portfolio consists of 40 to 70 investments that are weighted according to total expected return with up to 25% invested in foreign equity or fixed income.

Top Positive Contributors to the Fund’s Return

For the full year, the Financials, Consumer Discretionary, Information Technology, Health Care, Consumer Staples, Utilities, Materials, and Telecommunications sectors added to overall performance.

The best performing stock was Intel (INTC) which outperformed the market on higher shipments of PCs and tablets. The company’s Data Center business also exceeded expectations on strong sales to cloud customers. We sold the position after it hit our target price. Exelon Corp. (EXC) added to performance due in part to anticipated coal retirements that should increase PJM electric prices over the near term. The company also acquired regulated utility Pepco in April, which diversifies the business while increasing the customer base by more than 20%. The management team of Quest Diagnostics (DGX), a full-service diagnostic testing provider, has spent the last two years integrating acquisitions and streamlining the company for greater efficiencies. Focus on higher growth and higher margin areas have improved results. The company has also benefitted from the Affordable Care Act, as demand for clinical testing has risen with the number of newly insured. Lorillard, Inc (LO) added to overall performance after rumors of a takeout finally came to fruition in July, when Reynolds American (RAI) agreed to purchase the company for about $25 Billion, or $70/share. The Fund exited the position with shares at a slight discount to the deal’s closing price amid concerns the FTC may not allow the deal to go through. American Eagle Outfitters (AEO) showed signs of executing their turnaround plan as declining promotional activity, improved inventory control, and reduced corporate overhead spending began to drive improvements.

Top Detractors from the Fund’s Return

For the full year, the Energy and Industrials sectors detracted from overall performance. The worst performing stock was Paragon Offshore (PGN), a provider of offshore drilling rigs that was spun out of Noble Corp. (NE) in July. The company disappointed investors as capital allocation assumptions were changed as the price of oil began to fall shortly after the stock began trading. Concerns over the long-term outlook of the global jack-up market also pressured share prices. KBR, Inc. (KBR), an engineering and construction company, was impacted by lower oil prices and cost overruns in its Canadian segment. We exited the position during the year in response to growing headwinds in LNG and energy markets. Noble Corp. (NE) declined as the offshore drilling industry repositioned itself amid falling oil prices. Investor concerns continued when Royal Dutch Shell (RDS), which represents half of NE’s backlog, announced capex spending cuts of 15% over the next three years. Kennametal, Inc. (KMT) disappointed on a combination of macro headwinds, including weakness in the Euro, oil and gas price erosion, softening infrastructure demand, and exchange rate fluctuations. A combination of these factors led management to revise guidance downward just one quarter after issuing their projections. British Petroleum (BP) fell with the global drop in oil prices. Exposure to Russia through the company’s 20% stake in Rosneft, Russia’s state-owned oil company, has also negatively impacted earnings and sentiment as sanctions punished the Ruble.

Were there significant changes to the portfolio?

As of February 28th, 2015, the Fund held an overweight position in the Materials, Financials, Telecommunications, Industrials, and Consumer Discretionary sectors compared to the Russell 1000 Value Total Return Index. The Fund held below average positions in the Health Care, Information Technology, Consumer Staples, and Energy sectors while maintaining no position in Utilities.

We reduced our exposure to Information Technology, Utilities, Energy, Health Care, and Telecommunications while increasing our investments in Financials, Industrials, Materials, Consumer Staples, and Consumer Discretionary during the fiscal year.

Snow Capital Dividend Plus Fund (continued)

Comments on the Fund’s Five Largest Holdings

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry. We think JPM should benefit from rising interest rates and reduced overhead costs as well as stabilized credit trends and a well-capitalized balance sheet. With most of its legal woes behind it and ever-increasing clarity on capital regulations, we believe investor sentiment will improve over time.

Rio Tinto PLC (RIO)

A low cost producer of iron ore, RIO is a diversified mining company that stands to benefit from China’s urbanization even as iron ore prices remain suppressed. The new CEO has done well to manage costs, reducing capital expenditures by over half the $17 Billion spent in 2012.

Verizon Communication (VZ)

A U.S. wireless leader, VZ should continue to deliver substantial free cash flow as EBITDA climbs and capex declines with the FIOS rollout winding down. Growth potential from the Internet of Things (IoT) and LTE penetration is significant without incurring incremental costs.

AllianceBernstein Holding LP (AB)

Investment manager AB, with nearly $500 Billion in assets under management, is a leading global investment management firm offering research and diversified investment services to institutional investors, individuals, and private wealth clients across the world.

PBF Energy (PBF)

A domestic refinery with best-in-class assets, PBF offers a unique opportunity to invest in an East Coast refinery that should benefit from the continued development of advantaged North American crudes.

Snow Capital Mid Cap Value Fund

How did the Fund perform?

For the fiscal year ended February 28, 2015, the return for Class I shares return was 9.84% compared to a return of 6.95% for the Russell 2500 Value Total Return Index. For the six-month period ended February 28, 2015, the Snow Capital Mid Cap Value Fund Class I shares recorded a return of -1.58% compared to a return of 1.87% for the Russell 2500 Value Total Return Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Mid Cap Value Fund typically maintains a portfolio between 30 to 50 U.S.-listed equities. We weight position sizes based upon our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations between $3 billion and $25 billion.

Top Positive Contributors to the Fund’s Return

For the full year, the Consumer Discretionary, Information Technology, Health Care, Materials, Financials, Utilities, and Consumer Staples sectors added to overall performance.

In order of magnitude, the best performing stock for the year was Spirit AeroSystems (SPR), a tier one aerospace supplier. After years of disappointments, SPR has reported several quarters of consistent topline growth, solid earnings, and free cash flow generation, greatly improving investor sentiment. Management will reveal its plans for the increased free cash flow in 2015, with M&A, dividends, and/or share repurchases all under consideration. Discount retailer Big Lots (BIG) reported four consecutive quarters of positive comparable same store sales, leading to increasing gross and operating margins and suggesting that the new CEO’s turnaround plan is well underway. The ongoing operational strength provided management the confidence to initiate a dividend program and repurchase shares, which was well-received by the market. Health Net (HNT), a managed care company, steadily increased throughout the year on solid membership and higher earnings. An initiative to save up to $200 million over three years by streamlining back office operations was well received by investors. Broadcom (BRCM) positively contributed to the Fund’s return as Investors cheered the announcement that the company would discontinue their unprofitable Cellular Baseband business. BRCM also reported continued strong results in their Broadband and Connectivity segments, which drove earnings higher throughout 2014.

Community Health Systems (CYH), a hospital operator, benefitted from trends that are playing out due to the implementation of The Affordable Care Act. The company is also realizing significant synergies from their acquisition of Health Management Associates, which was purchased in early 2014.

Top Detractors from the Fund’s Return

For the full year, Industrials and Energy detracted from overall performance. In order of magnitude, the worst performing stock over the last year was Tidewater (TDW), a provider of offshore supply vessels and services for the energy industry, declined with the offshore rig count as customers adjusted to lower oil prices. KBR Inc. (KBR), an engineering and construction company, was impacted by lower oil prices and cost overruns in its Canadian segment. We exited the position during the year in response to growing headwinds in LNG and energy markets. Genworth Financial (GNW), a multi-line insurance company, declined after reporting an increase in long-term care reserves. Reserve adjustments in the most recent quarter were better than expected, providing some support for the stock. Diversified industrial company Terex Corporation (TEX) underperformed due to weakness in their Aerial Work Platforms business, which caused management to revise down their 2015 outlook. Continued weakness in emerging economies also negatively impacted results. Kennametal Inc. (KMT) disappointed on a combination of macro headwinds, including weakness in the Euro, oil and gas price erosion, softening infrastructure demand, and exchange rate fluctuations. A combination of these factors led management to revise guidance downward just one quarter after issuing their projections.

Were there significant changes to the portfolio?

As of February 28th, 2015, the Fund held an overweight in the Information Technology, Industrials, Materials, Energy, and Consumer Discretionary sectors compared to the Russell 2500 Value Index. The Fund held below average positions in the Financials, Utilities, Health, and Consumer Staples sectors while maintaining no position in Telecommunications.

We reduced our exposure to Energy, Consumer Discretionary, Health Care, Consumer Staples, and Utilities and increased our investments in Information Technology, Materials, Industrials, and Financials during the fiscal year.

Snow Capital Mid Cap Value Fund (continued)

Comments on the Fund’s Five Largest Holdings

Hartford Financial Services (HIG)

Once one of the largest life insurance companies in the United States, Hartford Financial Services Group has transformed itself into a stable property and casualty business focused on personal lines, small business, and middle markets. HIG’s new management team is focused on risk control, expense reduction, improved underwriting, and capital returns for shareholders.

Voya Financial (VOYA)

Formerly ING U.S., VOYA provides retirement solutions, investment management, and insurance options to more than 13 million customers. Management is targeting a 12 to 13% return-on-equity by 2016, which would equate to about $1.7 billion in excess capital generation that could be put towards increasing the dividend or buying back shares. A significant deferred tax asset will also help the company in the near term.

NCR Corporation (NCR)

NCR is a computer hardware, software, and electronics company that provides payment products and services that enable businesses to connect, interact, and transact with their customers. Main products include self-service kiosks, point-of-sale terminals, ATMs, check processing systems, barcode scanners, and business consumables, in addition to providing IT maintenance and support services.

Avnet Inc (AVT)

A value-added technology distribution company, AVT’s focus on distribution and enterprise/industrial markets provides stability in a volatile sector. The company boasts a free-cash-flow yield greater than 10% while continuing to return cash to shareholders.

First Niagara Financial Group (FNFG)

A regional bank with branches throughout the northeast, FNFG boasts stable credit metrics, a well-diversified balance sheet, and industry leading loan growth.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Snow Capital Market Plus Fund, Snow Capital Mid Cap Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Dividend Plus Fund, and Snow Capital Focused Value Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Please see the Total Return Tables on the following pages for performance information on the Funds’ Class A and Class I shares. The performance information quoted assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235. Investors should consider the investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information about the Fund can be found in the Fund’s prospectus. Please read it carefully before investing.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The holdings identified as top performance contributors/detractors relate to the fiscal year ended February 28, 2015 (the “measurement period”). The holdings identified in this communication do not represent all of the securities purchased, sold, or recommended for our advisory clients and are subject to change. Past performance does not guarantee future results. To obtain the calculation methodology used and a list showing every holding’s contribution to the overall fund’s performance during the measurement period, please send a request to info@snowcm.com.

The S&P 500® Total Return Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Value Total Return Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

The Russell 2500® Value Total Return Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500® companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.

The Russell 3000® Total Return Index measures the performance of the 3000 large US companies as determined by market capitalization. It represents approximately 98% of the investable US equity market and includes stocks within the Russell 1000® and Russell 2000® Indices.

The Russell 3000® Value Total Return Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000® companies with lower price-to-book ratios and lower forecasted growth values.

The HFRX Equity Hedge Index uses quantitative techniques to maximize representation of the Hedge Fund Universe.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a of stock divided by its trailing twelve month operating earnings per diluted share of equity.

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity.

The CPI or Consumer price index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as defined by the Bureau of Labor Statistics.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization.

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015

Snow Capital Focused Value Fund

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities, fixed income securities, or other similar investments. Under normal market conditions the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations greater than $1 billion.

Snow Capital Hedged Equity Fund

The investment objective of the Fund is long-term growth of capital and protection of investment principal with lower volatility than the U.S. equity market. The Fund’s principal investment strategy is to invest at least 80% of long net assets in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds (“ETFs”) that invest in equity securities. The Adviser will utilize short equity positions in individual equity securities and ETFs to reduce the portfolio’s overall market exposure. The Fund may borrow money from banks or other financial institutions to purchase securities, commonly known as “leveraging,” in an amount not to exceed one-third of its total assets, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund may invest in equity and/or fixed income securities of companies of any size. In addition to domestic securities, the Fund may also directly or indirectly invest in foreign equity, including investments in emerging markets.

The percentages in the above graphs are based on the portfolio holdings of the Fund as of February 28, 2015 and are subject to change.

For a detailed break-out of holdings by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015

Snow Capital Market Plus Fund

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities. Under normal market conditions, the Fund will invest approximately 80% of its net assets in equity securities of companies that are among the top 300 securities by weighting in the Russell 3000 Value Index. The Fund will invest in each of the top 20 securities by weighting in the Russell 3000 Value Index. The Adviser will use fundamental analysis and valuation techniques to determine an appropriate weight for each position.

Snow Capital Inflation Advantaged Equities Fund

The investment objective of the Fund is long-term growth of capital and protection of investment principal. The Fund’s principal investment strategy is to invest primarily in equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities.

The percentages in the above graphs are based on the portfolio holdings of the Fund as of February 28, 2015 and are subject to change.

For a detailed break-out of holdings by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015

Snow Capital Dividend Plus Fund

The investment objective of the Fund is long-term growth of capital and income. The Fund’s principal investment strategy is to invest in a diversified portfolio of equities, bonds, preferred stock, and options. Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities that pay a dividend and are within the market capitalization range of the Russell 1000 Value Index. With respect to its remaining assets, the Fund may invest in corporate bonds, sovereign bonds, convertible bonds, preferred stocks, or other securities or instruments whose prices are linked to the value of the underlying common stock of the issuer of the securities. The Fund may have up to 25% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets.

Snow Capital Mid Cap Value Fund

The investment objective of the Fund is long-term growth of capital. The Fund’s principal investment strategy is to invest at least 80% of its net assets in equity securities of companies within the market capitalizations range of the Russell Mid Cap Value Index (“mid-cap securities”). The Fund’s investments in equity securities may include common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities of mid-cap companies. In addition to equity securities, the Fund may also invest up to 15% of its net assets in U.S. Government or U.S. agency obligations. The Fund may have up to 20% of its net assets invested directly or indirectly in foreign equity securities, including investments in emerging markets.

The percentages in the above graphs are based on the portfolio holdings of the Fund as of February 28, 2014 and are subject to change.

For a detailed break-out of holdings by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2015	One Year ended February 28, 2015	Since Inception from March 27, 2013 through February 28, 2015
Snow Capital Focused Value Fund Class A without sales charge	8.91%	21.89%
Snow Capital Focused Value Fund Class A with sales charge (2)	3.19%	18.53%
Snow Capital Focused Value Fund Class I	9.21%	22.22%
Russell 1000 Value Total Return Index	13.49%	16.99%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Focused Value Fund versus the Russell 1000 Value Total Return Index. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 1000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Focused Value Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2015	One Year ended February 28, 2015	Since Inception from March 27, 2013 through February 28, 2015
Snow Capital Hedged Equity Fund Class A without sales charge	7.31%	14.45%
Snow Capital Hedged Equity Fund Class A with sales charge (2)	1.68%	11.29%
Snow Capital Hedged Equity Fund Class I	7.62%	14.77%
S&P 500 Total Return Index	15.51%	19.18%
HFRX Equity Hedge Index	1.38%	4.58%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Hedged Equity Fund versus the S&P 500 Total Return Index and the HFRX Equity Hedge Index. The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The HFRX Equity Hedge Index uses quantitative techniques to maximize representation of the Hedge Fund Universe. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Total Return Index and the HFRX Equity Hedge Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Snow Hedged Equity Fund, which will generally not invest in all the securities comprising the indices.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2015	One Year ended February 28, 2015	Since Inception from March 27, 2013 through February 28, 2015
Snow Capital Market Plus Fund Class A without sales load	10.48%	19.08%
Snow Capital Market Plus Fund Class A with sales load (2)	4.67%	15.79%
Snow Capital Market Plus Fund Class I	10.73%	19.38%
Russell 3000 Value Total Return Index	12.70%	16.65%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Market Plus Fund versus the Russell 3000 Value Total Return Index. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 3000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Market Plus Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2015	One Year ended February 28, 2015	Since Inception from March 27, 2013 through February 28, 2015
Snow Capital Inflation Advantaged Equities Fund Class A without sales charge	9.05%	14.40%
Snow Capital Inflation Advantaged Equities Fund Class A with sales charge (2)	3.32%	11.24%
Snow Capital Inflation Advantaged Equities Fund Class I	9.36%	14.69%
Russell 3000 Total Return Index	14.12%	19.01%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Inflation Advantaged Equities Fund versus the Russell 3000 Total Return Index. The Russell 3000 Index is an unmanaged index of those Russell 3000 companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 3000 Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Inflation Advantaged Equities Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2015	One Year ended February 28, 2015	Since Inception from March 27, 2013 through February 28, 2015
Snow Capital Dividend Plus Fund Class A without sales charge	10.90%	17.16%
Snow Capital Dividend Plus Fund Class A with sales charge (2)	5.07%	13.93%
Snow Capital Dividend Plus Fund Class I	11.21%	17.46%
Russell 1000 Value Total Return Index	13.49%	16.99%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Dividend Plus Fund versus the Russell 1000 Value Total Return Index. The Russell 1000 Value Index is an unmanaged index of those Russell 1000 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 1000 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Dividend Plus Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT

Investment Highlights
February 28, 2015 (Unaudited)

(1)	The Class A shares includes the deduction of the current maximum initial sales charge of 5.25%. The minimum initial investment for Class I shares is $1,000,000.

Returns as of February 28, 2015	One Year ended February 28, 2015	Since Inception from March 27, 2013 through February 28, 2015
Snow Capital Mid Cap Value Fund Class A without sales charge	9.58%	19.94%
Snow Capital Mid Cap Value Fund Class A with sales charge (2)	3.82%	16.63%
Snow Capital Mid Cap Value Fund Class I	9.84%	20.25%
Russell 2500 Value Total Return Index	6.95%	14.13%

(2)	With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Updated performance data current to the most recent month-end can be obtained by calling 1-877-244-6235.

The above graph depicts the performance of the Snow Capital Mid Cap Value Fund versus the Russell 2500 Value Total Return Index. The Russell 2500 Value Index is an unmanaged index of those Russell 2500 companies chosen for their value orientation. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Russell 2500 Value Total Return Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Snow Capital Mid Cap Value Fund, which will generally not invest in all the securities comprising the index.

Snow Family of Funds	ANNUAL REPORT
Snow Capital Focused Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 98.72%	Shares	Fair Value

Aerospace & Defense - 8.69%
Spirit AeroSystems Holdings, Inc. (a)	340	$16,731
Triumph Group, Inc.	255	15,246
		31,977
Auto Manufacturers - 3.55%
General Motors Co.	350	13,059

Banks - 10.31%
Bank of America Corp.	830	13,122
JPMorgan Chase & Co.	405	24,818
		37,940
Computers - 12.00%
Hewlett-Packard Co.	420	14,633
NCR Corp. (a)	550	16,176
NetApp, Inc.	345	13,334
		44,143
Hand & Machine Tools - 4.05%
Kennametal, Inc.	425	14,875

Healthcare - Services - 4.35%
Community Health Systems, Inc. (a)	330	16,012

Insurance - 20.97%
American International Group, Inc.	200	11,066
Genworth Financial, Inc. (a)	1,690	13,098
Hartford Financial Services Group, Inc.	420	17,203
MetLife, Inc.	365	18,553
Voya Financial, Inc.	390	17,234
		77,154
Machinery-Diversified - 3.04%
AGCO Corp.	225	11,192

Media - 3.04%
Viacom, Inc.	160	11,191

Mining - 5.16%
Rio Tinto PLC - ADR	385	18,992

Oil & Gas - 11.56%
BP PLC - ADR	485	20,098
Chesapeake Energy Corp.	695	11,593
Nabors Industries Ltd.	845	10,824
		42,515
Pharmaceuticals - 4.73%
Teva Pharmaceutical Industries Ltd. - ADR	305	17,391

Retail - 7.27%
Abercrombie & Fitch Co.	450	11,133
Macy's, Inc.	245	15,611
		26,744

TOTAL COMMON STOCK (Cost $335,301)		363,185

Snow Family of Funds	ANNUAL REPORT
Snow Capital Focused Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

	Shares	Fair Value
SHORT TERM INVESTMENTS - 0.86%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08%(b) (Cost $3,170)	3,170	$3,170

TOTAL INVESTMENTS (Cost $338,471) - 99.58%		$366,355
LIABILITIES IN EXCESS OTHER ASSETS, NET - 0.42%		1,551
NET ASSETS - 100%		$367,906

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2015, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 87.73%	Shares	Fair Value

Aerospace & Defense - 5.91%
Spirit AeroSystems Holdings, Inc. (a)	430	$21,160
Triumph Group, Inc.	290	17,339
		38,499
Auto Manufacturers - 4.69%
General Motors Co.	820	30,594

Banks - 7.80%
Bank of America Corp.	890	14,071
JPMorgan Chase & Co.	600	36,768
		50,839
Computers - 14.21%
Hewlett-Packard Co.	910	31,704
NCR Corp. (a)	1,060	31,175
NetApp, Inc.	770	29,761
		92,640
Hand & Machine Tools - 2.47%
Kennametal, Inc.	460	16,100

Healthcare - Services - 5.51%
Community Health Systems, Inc. (a)	740	35,905

Insurance - 13.68%
American International Group, Inc.	180	9,959
Genworth Financial, Inc. (a)	1,760	13,640
Hartford Financial Services Group, Inc.	520	21,299
MetLife, Inc.	480	24,398
Voya Financial, Inc.	450	19,885
		89,181
Machinery-Diversified - 3.36%
AGCO Corp.	440	21,886

Media - 4.08%
Viacom, Inc.	380	26,577

Mining - 3.63%
Rio Tinto PLC - ADR	480	23,679

Oil & Gas - 9.69%
BP PLC - ADR	780	32,323
Chesapeake Energy Corp	1,120	18,682
Nabors Industries Ltd	950	12,170
		63,175
Pharmaceuticals - 5.68%
Teva Pharmaceutical Industries Ltd. - ADR	650	37,063

Retail - 7.02%
Abercrombie & Fitch Co.	460	11,380
Macy's, Inc.	540	34,409
		45,789

TOTAL COMMON STOCK (Cost $581,398)		571,927

Snow Family of Funds	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

	Shares	Fair Value
EXCHANGE-TRADED FUNDS - 8.12%
Equity Funds - 8.12%
Consumer Staples Select Sector SPDR Fund	670	$33,507
Utilities Select Sector SPDR Fund	430	19,449
TOTAL EXCHANGE-TRADED FUNDS (Cost $49,171)		52,956

SHORT TERM INVESTMENTS - 4.47%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08%(b) (Cost $29,134)	29,134	29,134

TOTAL INVESTMENTS (Cost $659,703) - 100.32%		$654,017
SECURITIES SOLD SHORT (Proceeds, $175,920) - (27.00)%		(176,027)
OTHER ASSETS LESS LIABILITIES, NET - 26.68%		173,922
NET ASSETS - 100%		$651,912

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2015, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT
Snow Capital Hedged Equity Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

SECURITIES SOLD SHORT - (27.00)%
COMMON STOCK - (27.00)%	Shares	Fair Value

Agriculture - (1.62)%
Reynolds American, Inc.	(140)	(10,587)

Auto Parts & Equipment - (1.61)%
WABCO Holdings, Inc. (a)	(90)	(10,515)

Chemicals - (1.52)%
WR Grace & Co. (a)	(100)	(9,915)

Commercial Services - (3.16)%
Equifax, Inc.	(110)	(10,271)
McGraw Hill Financial, Inc.	(100)	(10,310)
		(20,581)
Diversified Financial Services - (1.57)%
Synchrony Financial (a)	(320)	(10,224)

Gas - (1.51)%
NiSource, Inc.	(230)	(9,869)

Healthcare Products - (1.61)%
Boston Scientific Corp. (a)	(620)	(10,478)

Lodging - (1.53)%
Marriott International, Inc.	(120)	(9,972)

Oil & Gas Services- (3.28)%
National Oilwell Varco Inc	(190)	(10,326)
Weatherford International PLC (a)	(870)	(11,040)
		(21,366)
Pharmaceuticals - (1.61)%
Mead Johnson Nutrition Co.	(100)	(10,476)

Retail - (1.65)%
CarMax Inc (a)	(160)	(10,738)

Software - (3.14)%
Akamai Technologies, Inc. (a)	(150)	(10,426)
Cerner Corp. (a)	(140)	(10,088)
		(20,514)
Telecommunications - (3.19)%
CenturyLink, Inc.	(280)	(10,601)
Motorola Solutions, Inc.	(150)	(10,191)
		(20,792)

TOTAL COMMON STOCK SOLD SHORT (Proceeds $175,920)		$(176,027)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2015, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT
Snow Capital Market Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 96.20%	Shares	Fair Value

Aerospace & Defense - 5.42%
Spirit AeroSystems Holdings, Inc. (a)	180	$8,858
Triumph Group, Inc.	130	7,773
United Technologies Corp.	20	2,438
		19,069
Auto Manufacturers - 2.61%
Ford Motor Co.	150	2,451
General Motors Co.	180	6,716
		9,167
Banks - 14.76%
Bank of America Corp.	745	11,778
Citigroup, Inc.	120	6,290
Goldman Sachs Group, Inc.	15	2,847
JPMorgan Chase & Co.	335	20,529
US Bancorp	50	2,231
Wells Fargo & Co.	150	8,219
		51,894
Computers - 6.50%
Hewlett-Packard Co.	220	7,665
NCR Corp. (a)	280	8,235
NetApp, Inc.	180	6,957
		22,857
Cosmetics & Personal Care - 1.81%
Procter & Gamble Co.	75	6,385

Electric - 2.76%
Dominion Resources, Inc.	25	1,802
Duke Energy Corp.	35	2,749
Exelon Corp.	50	1,696
NextEra Energy, Inc.	20	2,069
Southern Co.	30	1,374
		9,690
Food - 0.63%
Mondelez International, Inc.	60	2,216

Hand & Machine Tools - 2.24%
Kennametal, Inc.	225	7,875

Healthcare - Services - 3.55%
Community Health Systems, Inc. (a)	175	8,491
UnitedHealth Group, Inc.	35	3,977
		12,468
Healthcare - Products - 0.77%
Medtronic PLC	35	2,716

Insurance - 13.47%
American International Group, Inc.	110	6,086
Berkshire Hathaway, Inc. - Class B (a)	45	6,633
Genworth Financial, Inc. (a)	895	6,936
Hartford Financial Services Group, Inc.	225	9,216
MetLife, Inc.	190	9,658
Voya Financial, Inc.	200	8,838
		47,367

Snow Family of Funds	ANNUAL REPORT
Snow Capital Market Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 96.20%	Shares	Fair Value

Machinery-Diversified - 1.63%
AGCO Corp.	115	$5,720

Media - 1.69%
Viacom, Inc.	85	5,944

Mining - 2.88%
Rio Tinto PLC - ADR	205	10,113

Miscellaneous Manufacturing - 2.80%
Eaton Corp PLC	25	1,775
General Electric Co.	310	8,057
		9,832
Oil & Gas - 13.24%
BP PLC - ADR	245	10,153
ConocoPhillips	35	2,282
Chevron Corp.	55	5,867
Exxon Mobil Corp.	130	11,510
Occidental Petroleum Corp.	15	1,168
PBF Energy, Inc.	115	3,585
Chesapeake Energy Corp	380	6,338
Nabors Industries Ltd.	440	5,636
		46,539
Pharmaceuticals - 7.90%
Johnson & Johnson	70	7,176
Merck & Co., Inc.	75	4,391
Pfizer, Inc.	190	6,521
Teva Pharmaceutical Industries Ltd. - ADR	170	9,693
		27,781
Real Estate Investment Trusts - 0.45%
Annaly Capital Management, Inc.	150	1,593

Retail - 5.88%
Abercrombie & Fitch Co.	235	5,814
CVS Caremark Corp.	30	3,116
Macy's, Inc.	125	7,965
Wal-Mart Stores, Inc.	45	3,777
		20,672
Semiconductors - 1.42%
Intel Corp.	150	4,988

Software - 1.00%
Microsoft Corp.	80	3,508

Telecommunications - 2.79%
AT&T, Inc.	135	4,666
Cisco Systems, Inc.	175	5,164
		9,830

TOTAL COMMON STOCK (Cost $303,911)		338,224

SHORT TERM INVESTMENTS - 3.17%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08%(b) (Cost $11,145)	11,145	11,145

Snow Family of Funds	ANNUAL REPORT
Snow Capital Market Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

Fair Value

TOTAL INVESTMENTS (Cost $315,056) - 99.37%	$349,369
LIABILITIES IN EXCESS OTHER ASSETS, NET - 0.63%	2,217
NET ASSETS - 100%	$351,586

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2015, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT
Snow Capital Inflation Advantaged Equities Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 98.31%	Shares	Fair Value

Auto Manufacturers - 2.98%
General Motors Co.	260	$9,701

Banks - 7.40%
Bank of America Corp.	690	10,909
JPMorgan Chase & Co.	215	13,175
		24,084
Chemicals - 6.86%
EI du Pont de Nemours & Co.	150	11,678
Mosaic Co.	200	10,651
		22,329
Cosmetics & Personal Care - 2.09%
Procter & Gamble Co.	80	6,810

Electric - 2.45%
Exelon Corp.	235	7,971

Electronics - 2.48%
Brady Corp.	300	8,088

Environmental Control - 3.26%
Republic Services, Inc.	259	10,598

Food - 3.55%
Tyson Foods, Inc.	280	11,567

Forest Products & Paper - 3.29%
International Paper Co.	190	10,717

Healthcare - Services - 5.73%
Community Health Systems, Inc. (a)	225	10,917
Health Net, Inc. (a)	135	7,742
		18,659
Insurance - 14.08%
American International Group, Inc.	175	9,683
Hartford Financial Services Group, Inc.	310	12,698
MetLife, Inc.	235	11,945
Voya Financial, Inc.	260	11,489
		45,815
Media - 2.15%
Viacom, Inc.	100	6,994

Mining - 12.14%
Alcoa, Inc.	550	8,135
Freeport-McMoRan Copper & Gold, Inc.	420	9,085
Newmont Mining Corp.	435	11,454
Rio Tinto PLC - ADR	220	10,853
		39,527
Miscellaneous Manufacturing - 5.89%
Eaton Corp. PLC	140	9,941
General Electric Co.	355	9,226
		19,167
Oil & Gas - 13.22%
BP PLC - ADR	280	11,603
Phillips 66	135	10,592
Chevron Corp.	100	10,668
Devon Energy Corp.	165	10,162
		43,025

Snow Family of Funds	ANNUAL REPORT
Snow Capital Inflation Advantaged Equities Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 98.31%	Shares	Fair Value

Pharmaceuticals - 5.62%
GlaxoSmithKline PLC - ADR	175	$8,299
Teva Pharmaceutical Industries Ltd. - ADR	175	9,979
		18,278
Real Estate Investment Trusts - 2.80%
Highwoods Properties, Inc.	200	9,122

Retail - 2.32%
Wal-Mart Stores, Inc.	120	7,554

TOTAL COMMON STOCK (Cost $286,054)		320,006

SHORT TERM INVESTMENTS - 1.19%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08%(b) (Cost $3,872)	3,872	3,872

TOTAL INVESTMENTS (Cost $289,926) - 99.50%		$323,878
LIABILITIES IN EXCESS OTHER ASSETS, NET - 0.50%		1,641
NET ASSETS - 100%		$325,519

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2015, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 82.63%	Shares	Fair Value

Auto Manufacturers - 3.01%
General Motors Co.	275	$10,260

Banks - 7.28%
FNB Corp.	645	8,275
JPMorgan Chase & Co.	270	16,546
		24,821
Chemicals - 2.99%
Axiall Corp.	220	10,188

Computers - 4.69%
Hewlett-Packard Co.	220	7,665
NetApp, Inc.	215	8,310
		15,975
Cosmetics/Personal Care - 1.95%
Avon Products, Inc.	780	6,638

Electronics - 1.98%
Brady Corp.	250	6,740

Engineering & Construction - 1.69%
Chicago Bridge & Iron Co. NV	125	5,770

Hand & Machine Tools - 2.00%
Kennametal, Inc.	195	6,825

Healthcare - Services - 0.92%
Quest Diagnostics, Inc.	45	3,156

Insurance - 8.98%
American International Group, Inc.	185	10,236
Hartford Financial Services Group, Inc.	255	10,445
MetLife, Inc.	195	9,912
		30,593
Internet - 1.11%
Symantec Corp.	150	3,774

Machinery-Diversified - 2.79%
Deere & Co.	105	9,513

Media - 2.56%
Viacom, Inc.	125	8,743

Mining - 3.55%
Rio Tinto PLC - ADR	245	12,085

Miscellaneous Manufacturing - 5.06%
Eaton Corp. PLC	100	7,101
General Electric Co.	390	10,136
		17,237

Snow Family of Funds	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 82.63% (continued)	Shares	Fair Value

Oil & Gas - 8.26%
BP PLC - ADR	190	$7,874
Noble Corp PLC	210	3,494
PBF Energy, Inc.	360	11,221
Royal Dutch Shell PLC - ADR	85	5,557
		28,146
Pharmaceuticals - 5.50%
GlaxoSmithKline PLC - ADR	215	10,195
Teva Pharmaceutical Industries Ltd. - ADR	150	8,553
		18,748
Real Estate Investment Trusts - 2.48%
Chimera Investment Corp.	2,640	8,474

Retail - 3.34%
Coach, Inc.	165	7,186
Wal-Mart Stores, Inc.	50	4,197
		11,383
Savings & Loans - 2.94%
First Niagara Financial Group, Inc.	1,130	10,012

Software - 1.22%
Microsoft Corp.	95	4,166

Telecommunications - 5.67%
Rogers Communications, Inc. - Class B	225	7,963
Verizon Communications, Inc.	230	11,374
		19,337
Transportation - 1.70%
Tidewater, Inc.	205	5,781

TOTAL COMMON STOCK (Cost $260,654)		278,364

PREFERRED STOCK - 8.80%
Banks - 3.09%
Bank of America Corp, 7.25%, Series L	9	10,530

Real Estate Investment Trusts - 5.71%
Annaly Capital Management, Inc, 7.625%, Series C, 7.625%, Series A	380	9,675
Hatteras Financial Corp	400	9,780
		19,455

TOTAL PREFERRED STOCK (Cost $30,525)		29,985

PARTNERSHIPS - 7.07%
Chemicals - 2.79%
Terra Nitrogen Co. LP	65	9,501

Diversified Financial Services - 3.32%
AllianceBernstein Holding LP	395	11,313

Mining - 0.96%
Hi-Crush Partners LP	90	3,274

TOTAL PARTNERSHIPS (Cost $21,461)		24,089

SHORT TERM INVESTMENTS - 1.67%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08%(b) (Cost $5,706)		5,706

Snow Family of Funds	ANNUAL REPORT
Snow Capital Dividend Plus Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

Fair Value

TOTAL INVESTMENTS (Cost $318,346) - 99.21%	$338,144
LIABILITIES IN EXCESS OTHER ASSETS, NET - 0.79%	2,697
NET ASSETS - 100%	$340,841

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) Rate shown represents the rate at February 28, 2015, is subject to change and resets daily.
ADR - American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT
Snow Capital Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 91.79%	Shares	Fair Value

Aerospace & Defense - 5.95%
Spirit AeroSystems Holdings, Inc. (a)	200	$9,842
Triumph Group, Inc.	190	11,360
		21,202

Auto Parts & Equipment - 2.94%
Johnson Controls, Inc.	155	7,876
TRW Automotive Holdings Corp. (a)	25	2,606
		10,482
Banks - 4.26%
KeyCorp	590	8,219
TCF Financial Corp.	445	6,982
		15,201
Chemicals - 2.60%
Axiall Corp.	200	9,262

Computers - 6.85%
NCR Corp. (a)	450	13,235
NetApp, Inc.	290	11,209
		24,444
Cosmetics - 0.95%
Avon Products, Inc.	130	3,404

Diversified Financial Services - 2.33%
Ally Financial, Inc. (a)	400	8,312

Electric - 1.90%
Exelon Corp.	200	6,784

Electronics - 4.70%
Avnet, Inc.	270	12,369
Jabil Circuit, Inc.	200	4,394
		16,763
Engineering & Construction - 1.29%
Chicago Bridge & Iron Co. NV	100	4,616

Forest Products & Paper - 3.24%
International Paper Co.	205	11,563

Hand & Machine Tools - 3.14%
Kennametal, Inc.	320	11,200

Healthcare - Services - 4.07%
Community Health Systems, Inc. (a)	240	11,645
Health Net, Inc. (a)	50	2,868
		14,513
Insurance - 8.53%
Genworth Financial, Inc. (a)	445	3,449
Hartford Financial Services Group, Inc.	335	13,722
Voya Financial, Inc.	300	13,257
		30,428
Internet - 2.89%
Symantec Corp.	410	10,316

Leisure Time - 0.86%
Royal Caribbean Cruises Ltd.	40	3,057

Snow Family of Funds	ANNUAL REPORT
Snow Capital Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
February 28, 2015

COMMON STOCK - 91.79%	Shares	Fair Value

Machinery - Construction & Mining - 2.50%
Terex Corp.	325	$8,908

Machinery - Diversified - 2.23%
AGCO Corp.	160	7,958

Mining - 1.48%
Newmont Mining Corp.	200	5,265

Miscellaneous Manufacturing - 3.67%
Crane Co.	80	5,346
Textron, Inc.	175	7,754
		13,100
Oil & Gas - 5.79%
Chesapeake Energy Corp.	200	3,336
Devon Energy Corp.	60	3,695
PBF Energy, Inc.	355	11,065
Nabors Industries Ltd.	200	2,562
		20,658
Packaging and Containers - 3.08%
Owens-Illinois, Inc. (a)	420	10,987

Real Estate Investment Trusts - 2.24%
Highwoods Properties, Inc.	175	7,982

Retail - 7.59%
Abercrombie & Fitch Co.	350	8,659
Big Lots, Inc.	75	3,578
Kohl's Corp.	50	3,690
Macy's, Inc.	175	11,151
		27,078
Savings & Loans - 3.27%
First Niagara Financial Group, Inc.	1,315	11,651

Semiconductors - 1.46%
Broadcom Corp.	115	5,202

Transportation - 1.98%
Tidewater, Inc.	250	7,050

TOTAL COMMON STOCK (Cost $294,073)		327,386

SHORT TERM INVESTMENTS - 6.97%
Fidelity Institutional Money Market Funds - Money Market Portfolio, 0.08%(b) (Cost $24,857)	24,857	24,857

TOTAL INVESTMENTS (Cost $318,930) - 98.76%		$352,243
LIABILITIES IN EXCESS OTHER ASSETS, NET - 1.24%		4,417
NET ASSETS - 100%		$356,660

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Rate shown represents the rate at February 28, 2015, is subject to change and resets daily.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2015

	Snow Capital	Snow Capital	Snow Capital
	Focused Value Fund	Hedged Equity Fund	Market Plus Fund
Assets:
Investments, at value	$366,355	$654,017	$349,369
Deposits at broker	-	171,605	-
Due from advisor	9,577	10,605	10,180
Receivables:
Interest	-	1	1
Dividends	626	931	954
Prepaid expenses	2,239	2,238	2,238
Total assets	378,797	839,397	362,742

Liabilities:
Securities sold short, at value	$-	$176,027	$-
Payables:
Accrued distribution (12b-1) fees	62	57	60
Due to administrator	2,147	2,180	2,145
Accrued expenses	8,682	9,221	8,951
Total liabilities	10,891	187,485	11,156
Net Assets	$367,906	$651,912	$351,586

Sources of Net Assets:
Paid-in capital	$340,020	$826,861	$317,313
Undistributed net realized gain (loss) on investments	1	(169,122)	(27)
Undistributed (accumulated) net investment income (loss)	1	(33)	(13)
Net unrealized appreciation (depreciation) on investments	27,884	(5,687)	34,313
Net unrealized depreciation on securities sold short	-	(107)	-
Total Net Assets (Unlimited shares of beneficial interest authorized)	$367,906	$651,912	$351,586

Total Investments, at cost	$338,471	$659,703	$315,056
Proceeds from securities sold short	$-	$175,920	$-

Class A Shares:
Net assets	$14,648	$12,970	$13,998
Shares Outstanding (Unlimited shares of beneficial interest authorized)	650	714	612
Net Asset Value Per Share	$22.54	$18.17	$22.88	(d)

Maximum Offering Price Per Share (a)	$23.79	$19.18	$24.15	(d)

Minimum Redemption Price Per Share (b)(c)	$22.31	$17.99	$22.65	(d)

Class I Shares:
Net assets	$353,258	$638,942	$337,588
Shares Outstanding (Unlimited shares of beneficial interest authorized)	15,662	35,054	14,751
Net Asset Value and Offering Price Per Share	$22.56	$18.23	$22.89

Minimum Redemption Price Per Share (c)	$22.45	$18.14	$22.78

(a)	A maximum sales charge of 5.25% is imposed on Class A shares.
(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 0.50% contingent deferred sales charge ("CDSC") on shares redeemed within one year from the date of purchase.
(c)	A redemption fee of 0.50% will be assessed on shares of the Fund that are held for 30 days or less.
(d)	NAV does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2015

	Snow Capital
	Inflation Advantaged Equities Fund		Snow Capital Dividend Plus Fund	Snow Capital Mid Cap Value Fund
Assets:
Investments, at value	$323,878		$338,144	$352,243
Due from advisor	9,369		10,259	10,360
Receivables:
Interest	-		-	1
Dividends	1,007		1,207	673
Investment securities sold	-		-	2,232
Prepaid expenses	2,238		2,238	2,238
Total assets	336,492		351,848	367,747

Liabilities:
Payables:
Accrued distribution (12b-1) fees	$56		$58	$61
Due to administrator	2,141		2,143	2,145
Accrued expenses	8,776		8,806	8,881
Total liabilities	10,973		11,007	11,087
Net Assets	$325,519		$340,841	$356,660

Sources of Net Assets:
Paid-in capital	$292,706		$322,053	$323,322
Accumulated net realized loss on investments	(1,147)		(1,485)	(14)
Undistributed net investment income	8		475	39
Net unrealized appreciation on investments	33,952		19,798	33,313
Total Net Assets (Unlimited shares of beneficial interest authorized)	$325,519		$340,841	$356,660

Total Investments, at cost	$289,926		$318,346	$318,930

Class A Shares:
Net assets	$12,960		$13,571	$14,200
Shares Outstanding (Unlimited shares of beneficial interest authorized)	573		630	622
Net Asset Value Per Share	$22.61	(d)	$21.54	$22.81	(d)

Maximum Offering Price Per Share (a)	$23.86	(d)	$22.73	$24.07	(d)

Minimum Redemption Price Per Share (b)(c)	$22.38	(d)	$21.32	$22.58	(d)

Class I Shares:
Net assets	$312,559		$327,270	$342,460
Shares Outstanding (Unlimited shares of beneficial interest authorized)	13,819		15,186	15,006
Net Asset Value and Offering Price Per Share	$22.62		$21.55	$22.82

Minimum Redemption Price Per Share (c)	$22.51		$21.44	$22.71

(a)	A maximum sales charge of 5.50% is imposed on Class A shares.
(b)	Investments in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 0.50% contingent deferred sales charge ("CDSC") on shares redeemed within 12 months of purchase.
(c)	A redemption fee of 0.50% will be assessed on shares of the Fund that are held for 30 days or less.
(d)	NAV does not compute due to rounding.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF OPERATIONS
February 28, 2015

	Snow Capital	Snow Capital	Snow Capital
	Focused Value Fund	Hedged Equity Fund	Market Plus Fund

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	February 28, 2015	February 28, 2015	February 28, 2015

Investment income:
Dividends (a)	$6,478	$40,104	$7,261
Interest	3	96	6
Total investment income	6,481	40,200	7,267

Expenses:
Management fees	3,237	20,833	1,702
Distribution (12b-1) fees - Class A	36	32	34
Administration, Accounting and transfer agent fees and expenses	25,259	27,845	25,230
Shareholder reporting and filing fees	3,334	3,344	3,334
Audit fees	5,300	5,300	5,300
Legal fees	4,440	4,440	4,440
Custodian fees	2,793	5,385	3,001
Pricing fees	2,167	3,890	4,957
Trustee fees and expenses	5,948	5,948	5,948
Registration and filing fees	290	325	288
Insurance	1,613	1,613	1,613
Dividends on securities sold short	-	5,369	-
Interest expense	-	1,695	-
Total expenses	54,417	86,019	55,847
Less: fees waived and expenses absorbed	(50,247)	(52,882)	(53,260)
Net expenses	4,170	33,137	2,587

Net investment income	2,311	7,063	4,680

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	50,898	8,314	37,223
Securities sold short	-	(28,926)	-
Net realized gain (loss) on investments	50,898	(20,612)	37,223

Net change in unrealized appreciation (depreciation) on:
Investments	(22,246)	(61,998)	(7,851)
Securities sold short	-	6,357	-
Net change in unrealized depreciation	(22,246)	(55,641)	(7,851)

Net gain (loss) on investments	28,652	(76,253)	29,372

Net increase (decrease) in net assets resulting from operations	$30,963	$(69,190)	$34,052

(a)	Includes foreign taxes withheld of $48, $258, and $33, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF OPERATIONS
February 28, 2015

	Snow Capital
	Inflation Advantaged Equities Fund	Snow Capital Dividend Plus Fund	Snow Capital Mid Cap Value Fund

	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	February 28, 2015	February 28, 2015	February 28, 2015

Investment income:
Dividends (a)	$6,853	$10,817	$5,072
Interest	5	4	13
Total investment income	6,858	10,821	5,085

Expenses:
Management fees	3,139	2,445	2,583
Distribution (12b-1) fees - Class A	31	33	35
Administration, Accounting and transfer agent fees and expenses	25,190	25,209	25,236
Shareholder reporting and filing fees	3,333	3,333	3,334
Audit fees	5,300	5,300	5,300
Legal fees	4,440	4,440	4,440
Custodian fees	2,805	2,885	3,073
Pricing fees	2,894	3,591	3,991
Trustee fees and expenses	5,948	5,948	5,948
Registration and filing fees	287	289	287
Insurance	1,613	1,613	1,613
Total expenses	54,980	55,086	55,840
Less: fees waived and expenses absorbed	(51,025)	(51,793)	(52,361)
Net expenses	3,955	3,293	3,479

Net investment income	2,903	7,528	1,606

Realized and unrealized gain (loss):
Net realized gain on:
Investments	27,429	34,071	48,525
Net realized gain on investments	27,429	34,071	48,525

Net change in unrealized depreciation on:
Investments	(2,540)	(7,272)	(18,146)
Net change in unrealized depreciation	(2,540)	(7,272)	(18,146)

Net gain on investments	24,889	26,799	30,379

Net increase in net assets resulting from operations	$27,792	$34,327	$31,985

(a)	Includes foreign taxes withheld of $30, $146, and $1, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2015

	Snow Capital
	Focused Value Fund

	For the	For the
	Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$2,311	$2,038
Net realized gain on investments	50,898	34,776
Net unrealized appreciation (depreciation) on investments	(22,246)	50,130
Net increase in net assets resulting from operations	30,963	86,944

Distributions to shareholders from:
Net investment income - Class A	(58)	(56)
Net investment income - Class I	(2,253)	(1,981)
Net realized capital gains - Class A	(2,032)	(1,390)
Net realized capital gains - Class I	(48,865)	(33,386)
Total distributions	(53,208)	(36,813)

Capital share transactions (Note 3):
Increase in net assets from capital share transactions	53,208	286,812

Increase in net assets	30,963	336,943

Net Assets:
Beginning of year/period	336,943	-

End of year/period	$367,906	$336,943
Undistributed (accumulated) net investment income	$1	$1

(a)	The Fund commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2015

	Snow Capital
	Hedged Equity Fund

	For the	For the
	Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$7,063	$655
Net realized gain (loss) on investments	(20,612)	55,264
Net unrealized appreciation (depreciation) on investments	(55,641)	49,847
Net increase (decrease) in net assets resulting from operations	(69,190)	105,766

Distributions to shareholders from:
Net investment income - Class A	(115)	(4)
Net investment income - Class I	(6,946)	(686)
Net realized capital gains - Class A	(2,911)	(1,162)
Net realized capital gains - Class I	(142,737)	(56,964)
Total distributions	(152,709)	(58,816)

Capital share transactions (Note 3):
Increase in net assets from capital share transactions	268,045	558,816

Increase in net assets	46,146	605,766

Net Assets:
Beginning of year/period	605,766	-

End of year/period	$651,912	$605,766
Accumulated net investment loss	$(33)	$(35)

(a)	The Fund commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2015

	Snow Capital
	Market Plus Fund

	For the	For the
	Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$4,680	$3,764
Net realized gain on investments	37,223	21,605
Net unrealized appreciation (depreciation) on investments	(7,851)	42,164
Net increase in net assets resulting from operations	34,052	67,533

Distributions to shareholders from:
Net investment income - Class A	(154)	(125)
Net investment income - Class I	(4,539)	(3,639)
Net realized capital gains - Class A	(1,487)	(864)
Net realized capital gains - Class I	(35,763)	(20,741)
Total distributions	(41,943)	(25,369)

Capital share transactions (Note 3):
Increase in net assets from capital share transactions	41,944	275,369

Increase in net assets	34,053	317,533

Net Assets:
Beginning of year/period	317,533	-

End of year/period	$351,586	$317,533
Undistributed (accumulated) net investment income (loss)	$(13)	$-

(a)	The Fund commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2015

	Snow Capital
	Inflation Advantaged Equities Fund

	For the	For the
	Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$2,903	$2,086
Net realized gain on investments	27,429	9,149
Net unrealized appreciation (depreciation) on investments	(2,540)	36,492
Net increase in net assets resulting from operations	27,792	47,727

Distributions to shareholders from:
Net investment income - Class A	(85)	(59)
Net investment income - Class I	(2,810)	(2,027)
Net realized capital gains - Class A	(1,141)	(366)
Net realized capital gains - Class I	(27,435)	(8,783)
Total distributions	(31,471)	(11,235)

Capital share transactions (Note 3):
Increase in net assets from capital share transactions	31,470	261,236

Increase in net assets	27,791	297,728

Net Assets:
Beginning of year/period	297,728	-

End of year/period	$325,519	$297,728
Undistributed net investment income	$8	$-

(a)	The Fund commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2015

	Snow Capital
	Dividend Plus Fund

	For the	For the
	Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$7,528	$5,195
Net realized gain on investments	34,071	24,248
Net unrealized appreciation (depreciation) on investments	(7,272)	27,070
Net increase in net assets resulting from operations	34,327	56,513

Distributions to shareholders from:
Net investment income - Class A	(250)	(184)
Net investment income - Class I	(6,803)	(5,011)
Net realized capital gains - Class A	(1,419)	(969)
Net realized capital gains - Class I	(34,137)	(23,279)
Total distributions	(42,609)	(29,443)

Capital share transactions (Note 3):
Increase in net assets from capital share transactions	42,610	279,443

Increase in net assets	34,328	306,513

Net Assets:
Beginning of year/period	306,513	-

End of year/period	$340,841	$306,513
Undistributed net investment income	$475	$-

(a)	The Fund commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
February 28, 2015

	Snow Capital
	Mid Cap Value Fund

	For the	For the
	Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)

Increase (decrease) in net assets from:
Operations:
Net investment income	$1,606	$938
Net realized gain on investments	48,525	22,278
Net unrealized appreciation (depreciation) on investments	(18,146)	51,459
Net increase in net assets resulting from operations	31,985	74,675

Distributions to shareholders from:
Net investment income - Class A	(32)	(9)
Net investment income - Class I	(1,610)	(854)
Net realized capital gains - Class A	(1,937)	(890)
Net realized capital gains - Class I	(46,602)	(21,388)
Total distributions	(50,181)	(23,141)

Capital share transactions (Note 3):
Increase in net assets from capital share transactions	50,181	273,141

Increase in net assets	31,985	324,675

Net Assets:
Beginning of year/period	324,675	-

End of year/period	$356,660	$324,675
Undistributed net investment income	$39	$75

(a)	The Fund commenced operations on March 28, 2013.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 28, 2015

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Focused Value Fund

	Class A			Class I
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)		February 28, 2015	February 28, 2014 (a)

Net Asset Value, Beginning of Period	$24.02	$20.00		$24.03	$20.00

Investment Operations:
Net investment income	0.10	0.11		0.16	0.16
Net realized and unrealized gain (loss) on investments	2.11	6.73		2.12	6.74
Total from investment operations	2.21	6.84		2.28	6.90

Distributions:
From net investment income	(0.10)	(0.11)		(0.16)	(0.16)
From net realized capital gains	(3.59)	(2.71)		(3.59)	(2.71)
Total distributions	(3.69)	(2.82)		(3.75)	(2.87)

Net Asset Value, End of Period	$22.54	$24.02		$22.56	$24.03

Total Return (b)	8.91%	34.48%	(c)	9.21%	34.80%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$15	$13		$353	$323

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	15.37%	17.16%	(d)	15.12%	16.91%	(d)
After fees waived and expenses absorbed	1.40%	1.40%	(d)	1.15%	1.15%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(13.57)%	(15.23)%	(d)	(13.32)%	(14.98)%	(d)
After fees waived and expenses absorbed	0.40%	0.52%	(d)	0.65%	0.77%	(d)

Portfolio turnover rate	84.34%	87.78%	(c)	84.34%	87.78%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 28, 2015

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Hedged Equity Fund

	Class A				Class I
	For the		For the		For the		For the
	Year Ended		Period Ended		Year Ended		Period Ended
	February 28, 2015		February 28, 2014 (a)		February 28, 2015		February 28, 2014 (a)

Net Asset Value, Beginning of Period	$21.86		$20.00		$21.90		$20.00

Investment Operations:
Net investment income (loss)	0.05		(0.02)		0.26		0.03
Net realized and unrealized gain (loss) on investments	1.73		4.16		1.59		4.17
Total from investment operations	1.78		4.14		1.85		4.20

Distributions:
From net investment income	(0.21)		(0.01)		(0.26)		(0.03)
From net realized capital gains	(5.26)		(2.27)		(5.26)		(2.27)
Total distributions	(5.47)		(2.28)		(5.52)		(2.30)

Net Asset Value, End of Period	$18.17		$21.86		$18.23		$21.90

Total Return (b)	7.31%		20.87%	(c)	7.62%		21.18%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$13		$12		$639		$594

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	4.38%	(e)	10.90%	(d)(e)	4.13%	(e)	10.66%	(d)(e)
After fees waived and expenses absorbed	1.84%	(e)	1.93%	(d)(e)	1.59%	(e)	1.68%	(d)(e)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(2.45)%	(e)	(9.09)%	(d)(e)	(2.20)%	(e)	(8.84)%	(d)(e)
After fees waived and expenses absorbed	0.09%	(e)	(0.11)%	(d)(e)	0.34%	(e)	0.14%	(d)(e)

Portfolio turnover rate	518.32%		226.74%	(c)	518.32%		226.74%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios include 0.34% during the fiscal year ended February 28, 2015 and 0.43% during the period ended February 28, 2014 for dividends on securities sold short and interest expense.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 28, 2015

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Market Plus Fund

	Class A			Class I
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)		February 28, 2015	February 28, 2014 (a)

Net Asset Value, Beginning of Period	$23.38	$20.00		$23.39	$20.00

Investment Operations:
Net investment income	0.28	0.25		0.34	0.30
Net realized and unrealized gain on investments	2.22	5.07		2.22	5.08
Total from investment operations	2.50	5.32		2.56	5.38

Distributions:
From net investment income	(0.28)	(0.25)		(0.34)	(0.30)
From net realized capital gains	(2.72)	(1.69)		(2.72)	(1.69)
Total distributions	(3.00)	(1.94)		(3.06)	(1.99)

Net Asset Value, End of Period	$22.88	$23.38		$22.89	$23.39

Total Return (b)	10.48%	26.73%	(c)	10.73%	27.05%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$14	$13		$338	$305

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	16.65%	18.37%	(d)	16.40%	18.12%	(d)
After fees waived and expenses absorbed	1.00%	1.00%	(d)	0.75%	0.75%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(14.52)%	(16.17)%	(d)	(14.27)%	(15.92)%	(d)
After fees waived and expenses absorbed	1.13%	1.20%	(d)	1.39%	1.45%	(d)

Portfolio turnover rate	67.80%	60.52%	(c)	67.80%	60.52%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 28, 2015

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Inflation Advantaged Equities Fund

	Class A			Class I
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)		February 28, 2015	February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.92	$20.00		$22.92	$20.00

Investment Operations:
Net investment income	0.16	0.12		0.22	0.17
Net realized and unrealized gain on investments	1.89	3.64		1.90	3.64
Total from investment operations	2.05	3.76		2.12	3.81

Distributions:
From net investment income	(0.16)	(0.12)		(0.22)	(0.17)
From net realized capital gains	(2.20)	(0.72)		(2.20)	(0.72)
Total distributions	(2.36)	(0.84)		(2.42)	(0.89)

Net Asset Value, End of Period	$22.61	$22.92		$22.62	$22.92

Total Return (b)	9.05%	18.85%	(c)	9.36%	19.10%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$13	$12		$313	$286

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	17.76%	18.71%	(d)	17.51%	18.46%	(d)
After fees waived and expenses absorbed	1.50%	1.50%	(d)	1.25%	1.25%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(15.57)%	(16.61)%	(d)	(15.32)%	(16.36)%	(d)
After fees waived and expenses absorbed	0.68%	0.59%	(d)	0.93%	0.84%	(d)

Portfolio turnover rate	66.57%	33.69%	(c)	66.57%	33.69%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 28, 2015

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Dividend Plus Fund

	Class A			Class I
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)		February 28, 2015	February 28, 2014 (a)

Net Asset Value, Beginning of Period	$22.19	$20.00		$22.19	$20.00

Investment Operations:
Net investment income	0.48	0.36		0.54	0.42
Net realized and unrealized gain on investments	1.88	4.09		1.89	4.08
Total from investment operations	2.36	4.45		2.43	4.50

Distributions:
From net investment income	(0.45)	(0.37)		(0.51)	(0.42)
From net realized capital gains	(2.56)	(1.89)		(2.56)	(1.89)
Total distributions	(3.01)	(2.26)		(3.07)	(2.31)

Net Asset Value, End of Period	$21.54	$22.19		$21.55	$22.19

Total Return (b)	10.90%	22.36%	(c)	11.21%	22.61%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$14	$12		$327	$294

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	17.14%	18.29%	(d)	16.89%	18.05%	(d)
After fees waived and expenses absorbed	1.25%	1.25%	(d)	1.00%	1.00%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(13.82)%	(15.25)%	(d)	(13.57)%	(15.00)%	(d)
After fees waived and expenses absorbed	2.07%	1.80%	(d)	2.32%	2.05%	(d)

Portfolio turnover rate	83.58%	73.96%	(c)	83.58%	73.96%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

FINANCIAL HIGHLIGHTS
February 28, 2015

The following tables set forth the per share operating performance data for a share of capital stock outstanding, total return ratios to average net assets and other supplemental data for the period indicated.

	Snow Capital Mid Cap Value Fund

	Class A			Class I
	For the	For the		For the	For the
	Year Ended	Period Ended		Year Ended	Period Ended
	February 28, 2015	February 28, 2014 (a)		February 28, 2015	February 28, 2014 (a)

Net Asset Value, Beginning of Period	$24.12	$20.00		$24.13	$20.00

Investment Operations:
Net investment income	0.06	0.02		0.12	0.08
Net realized and unrealized gain on investments	2.24	5.87		2.24	5.87
Total from investment operations	2.30	5.89		2.36	5.95

Distributions:
From net investment income	(0.06)	(0.02)		(0.12)	(0.07)
From net realized capital gains	(3.55)	(1.75)		(3.55)	(1.75)
Total distributions	(3.61)	(1.77)		(3.67)	(1.82)

Net Asset Value, End of Period	$22.81	$24.12		$22.82	$24.13

Total Return (b)	9.58%	29.57%	(c)	9.84%	29.89%	(c)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$14	$13		$342	$312

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	16.46%	17.79%	(d)	16.20%	17.54%	(d)
After fees waived and expenses absorbed	1.25%	1.25%	(d)	1.00%	1.00%	(d)

Ratio of net investment income (loss):
Before fees waived and expenses absorbed	(14.98)%	(16.42)%	(d)	(14.73)%	(16.17)%	(d)
After fees waived and expenses absorbed	0.22%	0.12%	(d)	0.48%	0.37%	(d)

Portfolio turnover rate	62.06%	43.72%	(c)	62.06%	43.72%	(c)

(a)	The Fund commenced operations on March 28, 2013.
(b)	Total Return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Not annualized.
(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Snow Family of Funds (the “Funds”) are a series of 360 Funds (the “Trust”). The Trust was organized on February 25, 2005 as a Delaware statutory trust. The Trust is registered as an open end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently offers eight series of shares. The following series of the Snow Family Funds: (i) Snow Capital Focused Value Fund (“Focused Value Fund”), (ii) Snow Capital Hedged Equity Fund (“Hedged Equity Fund”), (iii) Snow Capital Market Plus Fund (“Market Plus Fund”), (iv) Snow Capital Inflation Advantaged Equities Fund (“Inflation Advantaged Equities Fund”), (v) Snow Capital Dividend Plus Fund (“Dividend Plus Fund”), and (vi) Snow Capital Mid Cap Value Fund (“Mid Cap Value Fund”) (each a “Fund” and collectively, the Funds) are each an open end management investment company and separate series of the Trust. All of the Funds, except Focused Value Fund and Hedged Equity Fund, are diversified Funds. As non-diversified Funds, the Focused Value Fund and Hedged Equity Fund may invest a significant portion of its assets in a small number of companies. The Funds’ investment adviser is Snow Capital Management, L.P (the “Adviser”). Each Fund offers two classes of shares, Class A and Class I shares. Each class of shares commenced operations on March 28, 2013. Each class differs as to sales and redemption charges and ongoing fees. Income and realized/unrealized gains or losses are allocated to each class based on relative share balances. Each Fund’s investment objectives are as follows:

Focused Value Fund	Long-term growth of capital
Hedged Equity Fund	Long-term growth of capital and protection of investment principal with lower volatility than the U.S. equity market
Market Plus Fund	Long-term growth of capital
Inflation Advantaged Equities Fund	Long-term growth of capital and protection of investment principal
Dividend Plus Fund	Long-term growth of capital and income
Mid Cap Value Fund	Long-term growth of capital

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

a)                 Investment Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 2

b)                Federal Income Taxes - The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Funds to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of their net investment company taxable income and net capital gains. Therefore, no provisions for federal income taxes are required.

As of and during the fiscal year ended February 28, 2015, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to unrecognized tax expenses as income tax expense in the statements of operations. During the year, the Funds did not incur any interest or penalties. As required by GAAP, ASC 740, management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (tax years ended 2014) and has concluded that no provision for income tax is required in these financial statements.. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Delaware.

c)                Distributions to Shareholders - Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. GAAP requires that permanent financial reporting differences relating to shareholder distributions be reclassified to paid-in capital or net realized gains.

e)                Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f)                 Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

g)                  Short Sales of Securities – A Fund may make short sales, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. A Fund then sells the borrowed security to a buyer in the market. A Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, a Fund is required to pay the broker-dealer lender any dividends or interest that accrues during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses a Fund may be required to pay in connection with a short sale. When a Fund makes a short sale, a Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on a Fund’s books and/or in a segregated account at a Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by a Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet a Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of a Fund’s short position obligations.

In addition, a Fund may make short sales “against the box”, i.e., when a Fund sells a security short when a Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

h)                 Exchange Traded Funds – A Fund may invest in Exchange Traded Funds (“ETFs”). ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as a Fund, pay their proportionate share of these expenses. Your cost of investing in a Fund will generally be higher than the cost of investing directly in ETFs. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which a Fund invests in addition to a Fund's direct fees and expenses.

i)                 Redemption fees - Shareholders that redeem shares within 30 days of purchase will be assessed a redemption fee of 0.50% of the amount redeemed. The redemption fee is paid directly to and retained by the Funds, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact and other costs that may be associated with short-term money movement in and out of the Funds. No redemption fees were paid to the Funds during the fiscal year ended February 28, 2015.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

2.	INVESTMENT VALUATION

Processes and Structure

The Fund’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the Adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Hierarchy of Fair Value Inputs

The company utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•
Level 2. Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•
Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (Common Stock, Preferred Stock and Exchange-Traded Funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in level 2.

Money market funds – Money market funds are valued at their net asset value of $1.00 per share and are categorized as Level 1.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

2.	INVESTMENT VALUATION (continued)

The following table summarizes the inputs used to value the company's assets and liabilities measured at fair value as of February 28, 2015:

Categories (a)	Level 1	Level 2	Level 3	Total
Focused Value Fund:
Common Stock (b)	$363,185	-	-	$363,185
Short-Term Investments	3,170	-	-	3,170
Total Investments in Securities	366,355	-	-	366,355
Hedged Equity Fund (Assets):
Common Stock (b)	571,927	-	-	571,927
Exchange-Traded Funds (b)	52,956	-	-	52,956
Short-Term Investments	29,134	-	-	29,134
Total Investments in Securities	654,017	-	-	654,017
Hedged Equity Fund (Liabilities):
Common Stock – Sold Short (b)	176,027	-	-	176,027
Total Investments in Securities Sold Short	176,027	-	-	176,027
Market Plus Fund:
Common Stock (b)	338,224	-	-	338,224
Short-Term Investments	11,145	-	-	11,145
Total Investments in Securities	349,369	-	-	349,369
Inflation Advantaged Equities Fund:
Common Stock (b)	320,006	-	-	320,006
Short-Term Investments	3,872	-	-	3,872
Total Investments in Securities	323,878	-	-	323,878
Dividend Plus Fund:
Common Stock (b)	281,639	-	-	281,639
Partnerships (b)	20,814	-	-	20,814
Preferred Stock (b)	29,985	-	-	29,985
Short-Term Investments	5,706	-	-	5,706
Total Investments in Securities	338,144	-	-	338,144
Mid Cap Value Fund:
Common Stock (b)	327,386	-	-	327,386
Short-Term Investments	24,857	-	-	24,857
Total Investments in Securities	352,243	-	-	352,243

(a)
At February 28, 2015, the Fund held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)
All common stock, partnerships, preferred stock and exchange traded funds held in the Funds are Level 1 securities. For a detailed break-out of stocks by industry and exchange traded funds by investment type, please refer to the Schedules of Investments.

The Fund recognizes transfers, if any, between fair value hierarchy levels at the reporting period end. There were no transfers between levels as of February 28, 2015, from the valuation input levels used on February 28, 2014.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

3.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the Funds for the fiscal year ended February 28, 2015 were as follows:

Focused Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	90	90
Value	$-	$-	$2,090	$2,090
Class I
Shares	-	-	2,199	2,199
Value	$-	$-	$51,118	$51,118

Hedged Equity Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	161	161
Value	$-	$-	$3,026	$3,026
Class I
Shares	418,355	(418,355)	7,941	7,941
Value	$10,000,000	$(9,884,664)	$149,683	$265,019

Market Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	70	70
Value	$-	$-	$1,642	$1,642
Class I
Shares	-	-	1,715	1,715
Value	$-	$-	$40,302	$40,302

Inflation Advantaged Equities Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	55	55
Value	$-	$-	$1,226	$1,226
Class I
Shares	-	-	1,348	1,348
Value	$-	$-	$30,244	$30,244

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

3.	CAPITAL SHARE TRANSACTIONS (continued)

Dividend Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	79	79
Value	$-	$-	$1,670	$1,670
Class I
Shares	-	-	1,925	1,925
Value	$-	$-	$40,940	$40,940

Mid Cap Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	-	-	85	85
Value	$-	$-	$1,970	$1,970
Class I
Shares	-	-	2,087	2,087
Value	$-	$-	$48,211	$48,211

Transactions in shares of capital stock for the Funds for the period since inception of March 28, 2013 through February 28, 2014 were as follows:

Focused Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	60	560
Value	$10,000	-	$1,445	$11,445
Class I
Shares	12,000	-	1,463	13,463
Value	$240,000	-	$35,367	$275,367

Hedged Equity Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	53	553
Value	$10,000	-	$1,166	$11,166
Class I
Shares	24,500	-	2,613	27,113
Value	$490,000	-	$57,650	$547,650

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

3.	CAPITAL SHARE TRANSACTIONS (continued)

Market Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	42	542
Value	$10,000	-	$989	$10,989
Class I
Shares	12,000	-	1,036	13,036
Value	$240,000	-	$24,380	$264,380

Inflation Advantaged Equities Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	19	519
Value	$10,000	-	$425	$10,425
Class I
Shares	12,000	-	471	12,471
Value	$240,000	-	$10,811	$250,811

Dividend Plus Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	51	551
Value	$10,000	-	$1,152	$11,152
Class I
Shares	12,000	-	1,261	13,261
Value	$240,000	-	$28,291	$268,291

Mid Cap Value Fund:	Sold	Redeemed	Reinvested	Net Increase
Class A
Shares	500	-	37	537
Value	$10,000	-	$899	$10,899
Class I
Shares	12,000	-	919	12,919
Value	$240,000	-	$22,242	$262,242

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

4.	INVESTMENT TRANSACTIONS

For the fiscal year ended February 28, 2015, aggregate purchases and sales of investment securities (excluding short-term investments) for Funds were as follows:

Fund	Purchases	Sales
Focused Value Fund:	$306,000	$297,569
Hedged Equity Fund	10,775,561	10,669,965
Market Plus Fund	234,237	222,301
Inflation Advantaged Equities Fund	203,019	206,075
Dividend Plus Fund	267,933	275,805
Mid Cap Value Fund	198,650	216,252

There were no government securities purchased or sold during the period.

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

The Funds have entered into Investment Advisory Agreements (the “Advisory Agreements”) with the Adviser. Pursuant to the Advisory Agreements, the Adviser provides investment management services to the Funds in accordance with their investment objectives, policies and restrictions. As compensation for the investment advisory services provided to the Funds, the Adviser will receive a monthly management fee equal to an annual rate of each Fund’s net assets for Class A and I shares as follows:

Fund	Management Fee Rate	Accrued
Focused Value Fund:	0.90%	$3,237
Hedged Equity Fund	1.00%	20,833
Market Plus Fund	0.50%	1,702
Inflation Advantaged Equities Fund	1.00%	3,139
Dividend Plus Fund	0.75%	2,445
Mid Cap Value Fund	0.75%	2,583

The Adviser and the Funds have entered into an Expense Limitation Agreement (“Expense Agreements”) under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of each Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired fund fees and expenses, shareholder servicing fees, extraordinary expenses, dividend and interest expenses in connection with securities sold short and payments, if any, under the Rule 12b-1 Plan) to not more than the following average daily net assets of each of the Funds through April 30, 2015:

Fund	Expense Limitation	Management Fees Waived	Expenses Reimbursed
Focused Value Fund:	1.15%	$3,237	$47,010
Hedged Equity Fund	1.25%	20,833	32,049
Market Plus Fund	0.75%	1,702	51,558
Inflation Advantaged Equities Fund	1.25%	3,139	47,886
Dividend Plus Fund	1.00%	2,445	49,348
Mid Cap Value Fund	1.00%	2,583	49,778

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

If, at any time, the annualized expenses of Funds were less than the annualized expense ratios, the Trust, on behalf of Funds, would reimburse the Adviser for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for the Funds, and (b) can be repaid without causing the expenses of Funds to exceed the annualized expense ratios.

At February 28, 2015, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of the Funds that may be recouped no later than the dates stated below:

Fund	February 28, 2017	February 28, 2018	Totals
Focused Value Fund:	$41,973	$50,247	$92,220
Hedged Equity Fund	44,997	52,882	97,879
Market Plus Fund	45,295	53,260	98,555
Inflation Advantaged Equities Fund	43,053	51,025	94,078
Dividend Plus Fund	43,459	51,793	95,252
Mid Cap Value Fund	43,536	52,361	95,897

The Fund has entered into an Investment Company Services Agreement (the “Services Agreement”) with M3Sixty Administration, LLC (“M3Sixty”). Pursuant to the Services Agreement, M3Sixty will provide day-to-day operational services to the Fund including, but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

For the fiscal year ended February 28, 2015, the Funds accrued servicing fees as follows:

Fund	Service Fees
Focused Value Fund:	$25,259
Hedged Equity Fund	27,845
Market Plus Fund	25,230
Inflation Advantaged Equities Fund	25,190
Dividend Plus Fund	25,209
Mid Cap Value Fund	25,236

Certain officers and a Trustee of the Funds are also employees of M3Sixty.

The Fund has entered into a Distribution Agreement (the “Distribution Agreement”) with Matrix Capital Group, Inc. (the “Distributor”). Pursuant to the Distribution Agreement, the Distributor will provide distribution services to the Funds. The Distributor serves as underwriter/distributor of the Funds.

The Funds have adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Funds. The Funds may expend up to 0.25% for Class A shares of a Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

5.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS (continued)

The distribution plans for the Class A shares of the Funds took effect March 28, 2013. For the fiscal year ended February 28, 2015, the Funds accrued 12b-1 expenses attributable to Class A shares as follows:

Fund	Class A 12b-1 Fees
Focused Value Fund:	$36
Hedged Equity Fund	32
Market Plus Fund	34
Inflation Advantaged Equities Fund	31
Dividend Plus Fund	33
Mid Cap Value Fund	35

6.	TAX MATTERS

The tax character of distributions paid during the fiscal year ended February 28, 2015 for the Funds were as follows.

Fund	Long-Term Capital Gains	Ordinary Income
Focused Value Fund:	$15,011	$38,197
Hedged Equity Fund	21,585	131,124
Market Plus Fund	13,050	28,893
Inflation Advantaged Equities Fund	6,525	24,946
Dividend Plus Fund	15,316	27,293
Mid Cap Value Fund	32,905	17,276

The tax character of distributions paid during the period since inception of March 28, 2013 through February 28, 2014 for the Funds were as follows.

Fund	Ordinary Income
Focused Value Fund:	$36,813
Hedged Equity Fund	58,816
Market Plus Fund	25,369
Inflation Advantaged Equities Fund	11,235
Dividend Plus Fund	29,443
Mid Cap Value Fund	23,141

For U.S. Federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at February 28, 2015 were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Focused Value Fund	$339,022	$42,766	$(15,433)	$27,333
Hedged Equity Fund	497,852	21,412	(41,274)	(19,862)
Market Plus Fund	315,407	44,129	(10,167)	33,962
Inflation Advantaged Equities Fund	289,926	42,064	(8,112)	33,952
Dividend Plus Fund	318,346	28,122	(8,324)	19,798
Mid Cap Value Fund	318,930	47,390	(14,077)	33,313

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

6.	TAX MATTERS (continued)

The difference between book basis unrealized appreciation and tax-basis unrealized appreciation for the Hedged Equity Fund is attributable primarily to the tax deferral of losses on wash sales.

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at February 28, 2015, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Post-October Capital Loss	Total Distributable Earnings
Focused Value Fund	$27,333	$552	$1	$-	$27,886
Hedged Equity Fund	(19,862)	(32)	-	(155,055)	(174,949)
Market Plus Fund	33,962	339	(28)	-	34,273
Inflation Advantaged Equities Fund	33,952	8	2	(1,149)	32,813
Dividend Plus Fund	19,798	273	(142)	(1,141)	18,788
Mid Cap Value Fund	33,313	39	(14)	-	33,338

The undistributed ordinary income and capital gains shown above differ from corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences due to the tax deferral of losses on wash sales.

Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year. The Funds’ carryforward losses, post-October losses and post-December losses are determined only at the end of each fiscal year. As of February 28, 2015, the Funds elected to defer net ordinary losses as indicated in the chart below.

	Post-October Losses		Post-December Losses
Fund	Deferred	Utilized	Deferred	Utilized
Focused Value Fund	$-	$-	$-	$-
Hedged Equity Fund	155,055	-	-	35
Market Plus Fund	-	-	-	-
Inflation Advantaged Equities Fund	1,149	-	-	-
Dividend Plus Fund	1,141	-	-	-
Mid Cap Value Fund	-	-	-	-

Under the Regulated Investment Company Modernization Act of 2010 (the Act), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of February 28, 2015, the Funds had no capital loss carryforwards for federal income tax purposes.

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 28, 2015, Snow Capital Management, L.P. held 100% of the Funds’ Class A & Class I shares outstanding.

Snow Family of Funds	ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS
February 28, 2015

8.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Trust may enter into contracts that may contain a variety of representations and warranties and provide general indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

9.	SUBSEQUENT EVENTS

In accordance with GAAP, Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
  of The Snow Family of Funds

We have audited the accompanying statement of assets and liabilities of Snow Capital Focused Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Market Plus Fund, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Dividend Plus Fund and Snow Capital Mid Cap Value Fund, collectively the Funds, including the schedules of investments, as of February 28, 2015 and the related statements of operations, statements of changes in net assets and the financial highlights for the year then ended and the statements of changes in net assets and financial highlights for the period March 28, 2013 (commencement of investment operations) through February 28, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds were not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and cash owned as of February 28, 2015, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Snow Capital Focused Value Fund, Snow Capital Hedged Equity Fund, Snow Capital Market Plus Fund, Snow Capital Inflation Advantaged Equities Fund, Snow Capital Dividend Plus Fund and Snow Capital Mid Cap Value Fund, collectively the Funds, as of February 28, 2015, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended and the changes in net assets and financial highlights for the period March 28, 2013 (commencement of investment operations) through February 28, 2014, in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
April 29, 2015

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2015

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling 1-877-244-6235; and on the Commission’s website at http://www.sec.gov.

Shareholder Tax Information - The Funds are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of distributions received by shareholders during the fiscal year.

Tax information is reported from the Funds’ fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2015 to determine the calendar year amounts to be included on their 2014 tax returns. Shareholders should consult their own tax advisors.

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2014

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited)

The Trustees are responsible for the management and supervision of the Funds. The Trustees approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee activities of the Funds. This section provides information about the persons who serve as Trustees and Officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers. Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Funds, and their principal occupation during the past five years. As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely. The Officers of the Trust will hold office indefinitely, except that: (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal. In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Adviser, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Numbe of Series Overseen	Other Directorships During Past 5 Years
Independent Trustees
Art Falk 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1937	Trustee and Independent Chairman	Since June 2011	Mr. Falk has retired from Murray Hill Financial Marketing, a financial marketing consulting firm. He was President of the Company from 1990 to 2012.	Fourteen	None
Thomas Krausz 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1944	Trustee	Since June 2011	Mr. Krausz has been an independent management consultant to private enterprises since 2007.	Fourteen	None
Tom M. Wirtshafter 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1954	Trustee	Since June 2011	Mr. Wirtshafter has been the Senior Vice President of each of American Portfolios Financial Services, a broker-dealer, and American Portfolios Advisors, an investment adviser, since 2009.	Fourteen	None
Gary DiCenzo 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1962	Trustee	Since September, 2014
Gary DiCenzo is President and CEO of IMC Group, LLC. IMC Group provides strategic planning and consulting for asset managers firms. Prior to IMC Group, he was a board director for Scout Investment Advisors, CEO of Scout Distributors & president of Scout Family of Funds (2003-2010).
				Fourteen	None
Interested Trustee*
Randall K. Linscott 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1971	President	Since July, 2013
Mr. Linscott has been the Chief Operating Officer for M3Sixty Administration LLC since 2011. Prior to 2011, Mr. Linscott served as a Division Vice President at Boston Financial Data Services from 2005 until 2011.
				Fourteen	None

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2014

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Series Overseen	Other Directorships During Past 5 Years
Officers
Robert S. Driessen 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1947	Chief Compliance Officer and Secretary	Since July, 2013
Chief Compliance Officer (since 2013) of
Matrix 360 Administration, LLC (administrator and transfer agent to the Funds); Chief Compliance Officer and Secretary (since 2013) of 360 Funds Trust; formerly Senior Vice President and Chief Compliance Officer (2009 to 2012) for Aquila Distributors, Inc., and formerly Vice President and Chief Compliance Officer (2009 to 2012) of Aquila Investment Management LLC, the advisory affiliate of Aquila Distributors, Inc.
				N/A	N/A
Brandon Byrd 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1981	Assistant Secretary	Since July, 2013
Mr. Byrd has been the Director of Operations at M3Sixty Administration LLC since 2012. Prior to 2012, Mr. Byrd served as a Division Manager – Client Service Officer for Boston Financial Data Services from 2010 until 2012, and as a Group Manager for Boston Financial Data Services from 2007 until 2010.
				N/A	N/A
Larry Beaver 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1969	Treasurer	Since March, 2007	Mr. Beaver has been the Director of Fund Accounting & Administration for M3Sixty Administration LLC since February 2005.	N/A	N/A
Ted Akins 4520 Main Street Suite 1425 Kansas City, MO 64111 Year of Birth: 1974	Assistant Treasurer	Since June 2014
Mr. Akins leads the M3Sixty transfer agency Operations team. He brings 13 years of operations experience from Boston Financial Data Services where he led client services for the REITS Team, Institutional Team, PIMCO and RS Investments.
				N/A	N/A
Jeremiah Hierseman 4520 Main Street Suite 1425 Kansas City, Missouri 64111 Year of Birth: 1975	Assistant Treasurer	Since September, 2014
Mr. Hierseman has been a member of the Fund Accounting Team at Matrix 360 Administration, LLC since September 2014. Mr. Hierseman was a Fund Manager at State Street Bank – Insurance Services Division from 2003 to 2014.
				N/A	N/A

Snow Family of Funds	ANNUAL REPORT

ADDITIONAL INFORMATION
February 28, 2014

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS - (Unaudited) (continued)

Remuneration Paid to Trustees and Officers - Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser will receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives a fee of $500 each year plus $100 per Board or committee meeting attended per Fund, provided, that the Fund is in the incubation stage. The Trust reimburses each Trustee and officer for their travel and other expenses relating to attendance at such meetings.

Name of Trustee[1]	Aggregate Compensation From the Snow Family Funds[2]	Pension or Retirement Benefits Accrued As Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Snow Family Funds Paid to Trustees[2]
Independent Directors
Art Falk	$6,600	None	None	$6,600
Thomas Krausz	$6,600	None	None	$6,600
Tom M. Wirtshafter	$6,600	None	None	$6,600
Gary DiCenzo	$2,700	None	None	$2,700
Interested Trustees and Officers
Randall K. Linscott	None	Not Applicable	Not Applicable	None
Robert S. Driessen	None	Not Applicable	Not Applicable	None
Brandon Byrd	None	Not Applicable	Not Applicable	None
Larry Beaver	None	Not Applicable	Not Applicable	None
Jeremiah Hierseman	None	Not Applicable	Not Applicable	None

[1]	Each of the Trustees serves as a Trustee to six (6) Snow Family of Funds of the Trust. The Trust currently offers fourteen (14) series of shares.

[2]	Figures are for the fiscal year ended February 28, 2015. Each of the Funds paid Art Falk, Thomas Krausz and Tom M. Wirtshafter $1,100 for the period. Each of the Funds paid Gary DiCenzo $450 during the period.

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as the redemption fee imposed by the Fund for certain short-term redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees; and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The table below illustrates an example investment of $1,000 at the beginning of the period (09/01/14) and held for the entire period of 09/01/14 through 02/28/15.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses (relating to the example $1,000 investment made on 09/01/14). You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. For more information on transactional costs, please refer to the Fund’s prospectus.

Expenses and Value of a $1,000 Investment for the period from 09/01/14 through 02/28/15

Focused Value Fund:	Beginning Account Value (09/01/2014)	Annualized Expense Ratio for the Period	Ending Account Value (02/28/2015)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (-3.47%)	$1,000.00	1.40%	$ 965.30	$6.82
Class I (-3.34%)	$1,000.00	1.15%	$ 966.60	$5.61
Hypothetical 5% Fund Return
Class A	$1,000.00	1.40%	$1,017.90	$7.00
Class I	$1,000.00	1.15%	$1,019.10	$5.76
Hedged Equity Fund:
Actual Fund Return (in parentheses)
Class A (-2.94%)	$1,000.00	1.92%	$ 970.58	$9.23
Class I (-2.77%)	$1,000.00	1.67%	$ 972.32	$8.02
Hypothetical 5% Fund Return
Class A	$1,000.00	1.92%	$1,015.40	$9.44
Class I	$1,000.00	1.67%	$1,016.70	$8.20

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)(continued)

Market Plus Fund:	Beginning Account Value (09/01/2014)	Annualized Expense Ratio for the Period	Ending Account Value (02/28/2015)	Expenses Paid During Period (a)
Actual Fund Return (in parentheses)
Class A (-0.77%)	$1,000.00	1.00%	$ 992.28	$4.94
Class I (-0.61%)	$1,000.00	0.75%	$ 993.89	$3.71
Hypothetical 5% Fund Return
Class A	$1,000.00	1.00%	$1,019.80	$5.01
Class I	$1,000.00	0.75%	$1,021.10	$3.76
Inflation Advantaged Equities Fund:
Actual Fund Return (in parentheses)
Class A (-0.97%)	$1,000.00	1.50%	$ 990.26	$7.40
Class I (-0.81%)	$1,000.00	1.25%	$ 991.90	$6.17
Hypothetical 5% Fund Return
Class A	$1,000.00	1.50%	$1,017.40	$7.50
Class I	$1,000.00	1.25%	$1,018.60	$6.26
Dividend Plus Fund:
Actual Fund Return (in parentheses)
Class A (-0.37%)	$1,000.00	1.25%	$ 996.27	$6.19
Class I (-0.25%)	$1,000.00	1.00%	$ 997.49	$4.95
Hypothetical 5% Fund Return
Class A	$1,000.00	1.25%	$1,018.60	$6.26
Class I	$1,000.00	1.00%	$1,019.80	$5.01
Mid Cap Value Fund:
Actual Fund Return (in parentheses)
Class A (-1.68%)	$1,000.00	1.25%	$983.24	$6.15
Class I (-1.58%)	$1,000.00	1.00%	$984.23	$4.92
Hypothetical 5% Fund Return
Class A	$1,000.00	1.25%	$1,018.60	$6.26
Class I	$1,000.00	1.00%	$1,019.80	$5.01

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

For more information on Fund expenses, please refer to the Fund’s prospectus, which can be obtained from your investment representative or by calling 1-877-244-6235. Please read it carefully before you invest or send money.

Snow Family of Funds	ANNUAL REPORT

Information About Your Fund’s Expenses - (Unaudited)(continued)

Total Fund operating expense ratios as stated in the current Fund prospectus dated June 30, 2014 for the Funds were as follows:
Focused Value Fund Class A, gross of fee waivers or expense reimbursements	17.19%
Focused Value Fund Class A, after waiver and reimbursement*	1.43%
Focused Value Fund Class I, gross of fee waivers or expense reimbursements	16.94%
Focused Value Fund Class I, after waiver and reimbursement*	1.18%
Hedged Equity Fund Class A, gross of fee waivers or expense reimbursements	10.92%
Hedged Equity Fund Class A, after waiver and reimbursement*	1.95%
Hedged Equity Fund Class I, gross of fee waivers or expense reimbursements	10.68%
Hedged Equity Fund I, after waiver and reimbursement*	1.70%
Market Plus Fund Class A, gross of fee waivers or expense reimbursements	18.39%
Market Plus Fund Class A, after waiver and reimbursement*	1.02%
Market Plus Fund Class I, gross of fee waivers or expense reimbursements	18.14%
Market Plus Fund Class I, after waiver and reimbursement*	0.77%
Inflation Advantaged Equities Fund Class A, gross of fee waivers or expense reimbursements	18.75%
Inflation Advantaged Equities Fund Class A, after waiver and reimbursement*	1.54%
Inflation Advantaged Equities Fund Class I, gross of fee waivers or expense reimbursements	18.50%
Inflation Advantaged Equities Fund Class I, after waiver and reimbursement*	1.29%
Dividend Plus Fund Class A, gross of fee waivers or expense reimbursements	18.31%
Dividend Plus Fund Class A, after waiver and reimbursement*	1.27%
Dividend Plus Fund Class I, gross of fee waivers or expense reimbursements	18.07%
Dividend Plus Fund Class I, after waiver and reimbursement*	1.02%
Mid Cap Value Fund Class A, gross of fee waivers or expense reimbursements	17.82%
Mid Cap Value Fund Class A, after waiver and reimbursement*	1.28%
Mid Cap Value Fund Class I, gross of fee waivers or expense reimbursements	17.57%
Mid Cap Value Fund Class I, after waiver and reimbursement*	1.03%

* Snow Capital Management L.P. (the “Adviser”) has entered into an Expense Limitation Agreement with the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, acquired funds fees and expenses, extraordinary expenses, dividend and interest expenses related to short investments, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.15, 1.25%, 0.75%, 1.25%, 1.00% and 1.00% for the Focused Value Fund, Hedged Equity Fund, Market Plus Fund, Inflation Advantaged Equities Fund, Dividend Plus Fund and Mid Cap Value Fund, respectively through at least April 30, 2015. Subject to approval by the Funds’ Board, any waiver under the Expense Limitation Agreement is subject to repayment by the Funds within the three fiscal years following the year in which such waiver occurred, if the Funds are able to make the payment without exceeding the expense limitation in effect at that time. The current contractual agreement cannot be terminated prior to at least one year after the effective date without the Board of Trustees’ approval. Please see the Information About Your Fund’s Expenses, the Financial Highlights and Notes to Financial Statements (Note 5) sections of this report for gross and net expense related disclosures during the fiscal year ended February 28, 2015.

360 FUNDS
BOARD APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE TRUST AND SNOW CAPITAL MANAGEMENT L.P.

On December 10, 2014, the Board of Trustees (the “Board” or the “Trustees”) of the 360 Funds (the “Trust”), comprised entirely of Trustees who are not “interested persons” of the Trust, as that term is defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”), met in person to review and discuss renewing the Investment Advisory Agreement between the Trust and Snow Capital Management L.P. (the “Adviser”) with respect to the Snow Capital Focused Value Fund, the Snow Capital Hedged Equity Fund, the Snow Capital Market Plus Fund, the Snow Capital Inflation Advantaged Equities Fund, the Snow Capital Dividend Plus Fund and the Snow Capital Mid Cap Value Fund (the “Funds”).

With the assistance and advice of independent counsel, the Trustees had requested and received information prior to the meeting that they deemed relevant or necessary to consider in the renewal process. In addition, they received a memorandum from independent counsel discussing, among other things, the fiduciary duties and responsibilities of the Board in reviewing and considering renewal. The Trustees reviewed and discussed the foregoing information during a private session with their counsel and during the Board meeting. Counsel also reviewed with the Trustees the types of information and factors that they should and should not take into consideration in making their decision about renewal. Throughout the process the Trustees had the opportunity to ask questions, and answers to their questions were considered along with the other materials provided.

In assessing various factors in regard to renewal, the Board took into consideration information prepared for the renewal meeting, such as: (i) reports regarding the services and support to be provided to the Funds and their shareholders by the Adviser; (ii) information prepared by the Funds’ portfolio managers addressing the Adviser’s investment philosophy, investment strategy and operations; (iii) compliance reports and background concerning the Funds and the Adviser; (iv) proposed disclosure information to be contained in the registration statement of the Trust and the Form ADV of the Adviser; (v) information on relevant developments in the mutual fund industry and how the Funds and the Adviser proposed to respond to them; (vi) financial information about the Adviser; (vii) a description of the personnel at the Adviser involved with the Funds, their background, professional skills and accomplishments; (viii) information on investment advice, performance, summaries of proposed fund expenses, compliance program, current legal matters, and other general information about the Adviser; (ix) comparative expense and performance information for other mutual funds that are similar to the Funds; (x) where available, information about performance and fees relative to other accounts managed by the Adviser that might be considered comparable to the Funds in terms of investment style; and (xi) any soft-dollar or other “fall-out” or similar benefits to be realized by the Adviser from its relationship with the Funds.

The Board did not identify any particular factor or information that was most relevant to its consideration to renew the Investment Advisory Agreement and each Trustee may have afforded different weight to the various factors considered. Following is a summary of the Board’s consideration of various factors:

The Nature, Extent, and Quality of the Services Provided by the Adviser.

The Trustees considered various aspects of the nature, extent and quality of the services to be provided by the Adviser to the Funds. They considered the following, without limitation: the quality of the investment advisory services (including research and recommendations with respect to portfolio securities), to be provided; the background, experience and professional ability and skill of the portfolio management personnel assigned to the Funds, noting the commitment to hire and retain qualified personnel to work on behalf of the Funds and their shareholders; the processes used for formulating investment recommendations and assuring compliance with each Fund’s investment objectives and limitations, as well as for assuring compliance with regulatory requirements, specifically noting that the Adviser had not reported any material compliance matter over the last year; the manner in which the Adviser seeks to satisfy their obligation to assure “best execution” in connection with securities transactions placed for the Funds, noting the Adviser’s policies and procedures on trading and brokerage, as well as expected average brokerage commissions paid; the investment strategies and sources of information upon which the Adviser expects to rely in making investment decisions for the Funds; where applicable, the fees charged to and the performance of other accounts managed by the Adviser similar to the Funds; the oversight of the Funds’ portfolios by the Adviser; the Adviser’s succession plans and business continuity plans; and the coordination of services for the Funds among the service providers, Trust management and the Trustees.

After reviewing and considering the foregoing information and further information in the materials provided by the Adviser (including its Form ADV), the Board concluded, in light of all the facts and circumstances, that the expected nature, extent and quality of the services to be provided by the Adviser were satisfactory and adequate for the respective Funds.

The Costs of the Services to be provided and Profits Expected to be realized by the Adviser from its Relationships with the Funds.

In considering these factors, the Trustees took into consideration the overall expenses of each Fund, including the nature and frequency of advisory fee payments, the expected asset levels of each Fund and the gross and net expenses of the Funds as compared to gross and net expenses of a group of funds that may be considered similar, noting that the expenses of each of the Funds was within the range of expenses incurred by the other funds in its group. The Trustees also took into consideration the information provided about the financial condition and profitability of the Adviser and the level of commitment to the Funds by the principals of the Adviser to their roles for the Funds.

The Trustees also considered the fees charged by the Adviser to comparable accounts – such as separately managed accounts -- they manage in a similar style and noted that, typically, the fees charged to the Funds were similar to fees charged to other accounts managed by the Adviser. The Trustees used this information as a potential gauge for what fees might be considered reasonable for similar investment services, although they also considered that accounts identified as similar for this purpose may also have material differences that impact their overall comparability, such as differences in the range of the investor base served by the account; the average account size; the customization of fees, services and reporting available; the daily liquidity, redemptions and turnover that might occur in a mutual fund that might not be the case in other accounts; the regulatory requirements applicable to a fund that do not apply to many non-fund accounts; and the Board oversight applicable to funds that does not apply to most other types of accounts; to name a few. The Trustees took into consideration these potential differences when assessing both performance and fee information with respect to comparable accounts.

After further consideration of these elements, the Board concluded, in light of all the facts and circumstances, that the costs of the services provided to the Funds and the profits expected to be realized by the Adviser from its relationship with the Funds were satisfactory.

Other Benefits Derived by the Adviser from its Relationships with the Funds and Conflicts of Interest.

The Trustees also considered other benefits that the Adviser could derive from their relationship with the Funds (sometimes referred to as “fall-out” benefits) and conflicts of interest. In particular, the Trustees considered that the Adviser may use “soft dollars,” or Fund commissions, to obtain research, and noted in addition to the amount of soft dollars reported that (i) Adviser reports it would select broker-dealers on the basis of best execution, even though some of the broker-dealers it selects also provide research, (ii) the Adviser reports it would only use “soft dollars” within the Section 28(e) safe harbor, which requires the Adviser to determine that the commissions paid were reasonable in relation to the value of the research received, and (iii) the Adviser would use the research received to implement its investment strategy generally, which benefits the Funds as well as the Adviser’s other accounts.

After reviewing and considering the foregoing information and other information they deemed relevant with regard to these matters, the Board concluded, in light of all the facts and circumstances, that the other benefits derived by the Adviser from its relationships with the Funds were satisfactory.

Economies of Scale.

The Trustees also considered the extent to which economies of scale would be realized if the Funds grow and whether the total expense ratios reflect those economies of scale for the benefit of the Funds’ shareholders. In this regard, the Trustees considered the expenses of the Funds and the potential for sharing with shareholders any economies of scale that are realized from Fund growth.

After considering these factors, the Board concluded, in light of all the facts and circumstances, that the total expense ratios were satisfactory and adequate to reflect economies of scale for the benefit of the Funds’ shareholders if the Funds grow.

Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, renewed the Investment Advisory Agreement, and determined that the compensation payable under each of the agreements was fair, reasonable and within a range of what could have been negotiated at arm’s-length in light of all the surrounding circumstances, including the services to be rendered and such other matters as the Board considered to be relevant.

360 FUNDS
420 Lexington Ave.
Suite 601
New York, NY 10170

INVESTMENT ADVISER
Snow Capital Management, L.P.
2000 Georgetowne Drive
Suite 200
Sewickley, PA 15143

ADMINISTRATOR & TRANSFER AGENT
M3Sixty Administration, LLC
4520 Main Street
Suite 1425
Kansas City, MO 64111

DISTRIBUTOR
Matrix Capital Group, Inc.
419 Lafayette Street
New York, NY 10003

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Sanville & Company
1514 Old York Road
Abington, PA 19001

LEGAL COUNSEL
Graydon Head & Ritchey LLP
15 West Center Street
Lawrenceberg, IN 47025

CUSTODIAN BANK
U.S. Bank, N.A
425 Walnut Street
 Cincinnati, OH 45202

ITEM 2.	CODE OF ETHICS.

(a)
The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.
(d)	The registrant’s Code of Ethics is filed herewith.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $25,000 with respect to the registrant’s fiscal year ended February 28, 2015 and $25,000 with respect to the registrant’s fiscal year ended February 28, 2014.

(b)
Audit-Related Fees.    There were no fees billed during the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)
Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $6,800 with respect to the registrant’s fiscal year ended February 28, 2015 and $6,800 with respect to the registrant’s fiscal year ended February 28, 2014.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.   The aggregate fees billed in last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended February 28, 2015 and $0 for the fiscal year ended February 28, 2014.

(e)(1)
The audit committee does not have pre-approval policies and procedures.  Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X
(f)
Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g)
All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the last two fiscal years ended February 28, 2015 and February 28, 2014 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser during the last two fiscal years.

(h)	There were no non-audit services rendered to the registrant’s investment adviser.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULES OF INVESTMENTS

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.	EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

360 Funds

By: Randy Linscott	/s/ Randy Linscott
President,
Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Randy Linscott	/s/ Randy Linscott
President
Date: May 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Larry E. Beaver, Jr.	/s/ Larry E. Beaver, Jr.
Treasurer
Date: May 1, 2015